EXHIBIT 10.6.1

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                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                      among


                       ATLAS FREIGHTER LEASING III, INC.,
                                  as Borrower,


                           THE LENDERS LISTED HEREIN,
                                   as Lenders



                                       and


                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                            as Administrative Agent.


                        ---------------------------------

                            Dated as of July 27, 2004

                        ---------------------------------


                                 $158,588,240.67


                          DEUTSCHE BANK SECURITIES INC.
                                 Lead Arranger
                                      and
                                  Book Manager



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                                            TABLE OF CONTENTS
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SECTION 1. DEFINITIONS ..................................................................................2

           1.1   Certain Defined Terms ..................................................................2
           1.2   Accounting Terms; Utilization of GAAP for Purposes of Calculations
                 Under Agreement .......................................................................22
           1.3   Other Definitional Provisions .........................................................22

SECTION 2. AMOUNTS AND TERMS OF LOANS ..................................................................22

           2.1   Loans; Notes; Register ................................................................22
                 A.      Loans .........................................................................22
                 B.      Notes .........................................................................23
                 C.      The Register ..................................................................23
           2.2   Interest on the Loans .................................................................24
                 A.      Rate of Interest ..............................................................24
                 B.      Interest Periods ..............................................................24
                 C.      Interest Payments .............................................................25
                 D.      Default Rate ..................................................................25
                 E.      Computation of Interest .......................................................25
           2.3   Fees ..................................................................................25
           2.4   Repayments and Prepayments; General Provisions Regarding Payments .....................26
                 A.      Scheduled Repayments of Loans .................................................26
                 B.      Prepayments ...................................................................26
                 C.      General Provisions Regarding Payments .........................................30
           2.5   Use of Proceeds .......................................................................31
                 A.      Loans .........................................................................31
                 B.      Margin Regulations ............................................................31
           2.6   Special Provisions Governing Loans ....................................................31
                 A.      Determination of Applicable Interest Rate .....................................31
                 B.      Inability to Determine Applicable Interest Rate ...............................31
                 C.      Illegality or Impracticability of Loans .......................................32
                 D.      Compensation For Breakage or Non-Commencement of Interest
                         Periods .......................................................................32
                 E.      Booking of Loans ..............................................................32
                 F.      Assumptions Concerning Funding of Loans .......................................32
                 G.      Substitute Basis ..............................................................33
           2.7   Increased Costs, Taxes; Capital Adequacy ..............................................33
                 A.      Compensation for Increased Costs and Taxes ....................................33
                 B.      Withholding of Taxes ..........................................................34
                 C.      Capital Adequacy Adjustment ...................................................37
                 D.      Substitute Lenders ............................................................37
           2.8   Obligation of Lenders to Mitigate .....................................................38
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                                       (i)
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SECTION 3. CONDITIONS TO RESTATEMENT EFFECTIVE DATE ....................................................38

          3.1     Conditions to Effectiveness ..........................................................38

SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES ...................................................42

          4.1     Organization, Powers, Qualification, Good Standing, Business and
                  Subsidiaries .........................................................................42
                  A.     Organization and Powers .......................................................42
                  B.     Qualification and Good Standing ...............................................42
                  C.     Subsidiaries ..................................................................42
                  D.     Collateral Documents ..........................................................42
          4.2     Authorization, etc ...................................................................43
                  A.     Authorization .................................................................43
                  B.     No Conflict ...................................................................43
                  C.     Governmental Consents .........................................................43
                  D.     Binding Obligation ............................................................43
          4.3     Financial Condition ..................................................................44
          4.4     No Material Adverse Change; No Restricted Junior Payments ............................44
          4.5     Title to Properties, Liens ...........................................................44
          4.6     Litigation, Adverse Facts ............................................................45
          4.7     Payment of Taxes .....................................................................45
          4.8     Performance of Agreements ............................................................46
          4.9     Governmental Regulation ..............................................................46
          4.10    Securities Activities ................................................................46
          4.11    Compliance with ERISA ................................................................46
          4.12    Certain Fees .........................................................................46
          4.13    Environmental Protection .............................................................46
          4.14    Employee Matters .....................................................................47
          4.15    Solvency .............................................................................47
          4.16    Disclosure ...........................................................................47
          4.17    Section 1110 .........................................................................47
          4.18    Special Purpose Corporation ..........................................................48
          4.19    Representations and Warranties in Documents ..........................................48
          4.20    Leases ...............................................................................48

SECTION 5. AFFIRMATIVE COVENANTS .......................................................................48

          5.1     Financial Statements and Other Reports ...............................................48
          5.2     Corporate Existence ..................................................................51
          5.3     Payment of Taxes and Claims; Tax Consolidation .......................................51
          5.4     Maintenance of Properties; Insurance .................................................51
          5.5     Inspection; Lender Meeting ...........................................................52
          5.6     Compliance with Laws, etc ............................................................52
          5.7     Environmental Indemnity ..............................................................52
          5.8     Borrower's Remedial Action Regarding Hazardous Materials .............................52
          5.9     Maintenance Contracts ................................................................53
          5.10    Employee Benefit Plans ...............................................................53
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                                      (ii)
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          5.11   Further Assurances ....................................................................53
          5.12   Performance of Obligations ............................................................53
          5.13   Corporate Separateness ................................................................53
          5.14   CRAF Program ..........................................................................54

SECTION 6. BORROWER'S NEGATIVE COVENANTS ...............................................................54

          6.1    Indebtedness ..........................................................................54
          6.2    Liens and Related Matters .............................................................55
                 A. Prohibition on Liens 55 B. No Negative Pledges .....................................55
          6.3    Investments; Joint Ventures ...........................................................55
          6.4    Contingent Obligations ................................................................55
          6.5    Restricted Junior Payments ............................................................55
          6.6    Restriction on Fundamental Changes, Asset Sales, Acquisitions, New
                 Subsidiaries ..........................................................................55
          6.7    Amendments of Material Agreements .....................................................56
          6.8    Restriction on Leases .................................................................56
          6.9    Transaction with Shareholders and Affiliates ..........................................56
          6.10   Conduct of Business ...................................................................57

SECTION 7. EVENTS OF DEFAULT ...........................................................................57

          7.1    Failure to Make Payments When Due .....................................................57
          7.2    Default Under Lease ...................................................................57
          7.3    Breach of Certain Covenants ...........................................................57
          7.4    Breach of Warranty ....................................................................58
          7.5    Other Defaults Under Loan Documents ...................................................58
          7.6    Involuntary Bankruptcy; Appointment of Receiver, etc ..................................58
          7.7    Voluntary Bankruptcy, Appointment of Receiver, etc ....................................58
          7.8    Judgments and Attachments .............................................................59
          7.9    Dissolution ...........................................................................59
          7.10   Change in Control .....................................................................59
          7.11   Failure of Security ...................................................................59
          7.12   Loss of United States Citizen Status ..................................................59
          7.13   Equity Issuance .......................................................................59

SECTION 8. THE ADMINISTRATIVE AGENT ....................................................................60

          8.1    Appointment ...........................................................................60
          8.2    Powers and Duties; General Immunity ...................................................61
                 A.       Powers; Duties Specified .....................................................61
                 B.       No Responsibility for Certain Matters ........................................61
                 C.       Exculpatory Provisions .......................................................61
                 D.       Administrative Agent Entitled to Act as Lender ...............................62
          8.3    Representations and Warranties; No Responsibility For Appraisal of
                 Creditworthiness ......................................................................62
          8.4    Right to Indemnity ....................................................................62
          8.5    Collateral Documents ..................................................................63
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                                      (iii)

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          8.6     Successor Administrative Agent .......................................................63

SECTION 9. MISCELLANEOUS ...............................................................................64

          9.1     Assignments and Participations in Loans ..............................................64
                  A.     General .......................................................................64
                  B.     Assignments ...................................................................64
                  C.     Participations ................................................................65
                  D.     Assignments to Federal Reserve Banks and Others ...............................65
                  E.     Information ...................................................................66
          9.2     Expenses .............................................................................66
          9.3     Indemnity ............................................................................66
          9.4     Set-Off ..............................................................................67
          9.5     Ratable Sharing ......................................................................67
          9.6     Amendments and Waivers ...............................................................68
          9.7     Independence of Covenants ............................................................70
          9.8     Notices ..............................................................................70
          9.9     Survival of Representations, Warranties and Agreements ...............................70
          9.10    Failure or Indulgence Not Waiver; Remedies Cumulative ................................70
          9.11    Marshalling; Payments Set Aside ......................................................71
          9.12    Severability .........................................................................71
          9.13    Obligations Several; Independent Nature of Lenders' Rights ...........................71
          9.14    Headings .............................................................................71
          9.15    Applicable Law .......................................................................71
          9.16    Successors and Assigns ...............................................................72
          9.17    Consent to Jurisdiction and Service of Process .......................................72
          9.18    Waiver of Jury Trial .................................................................72
          9.19    Confidentiality ......................................................................73
          9.20    Counterparts; Effectiveness; Effect if Agreement Does Not Become
                  Effective ............................................................................73
          9.21    Replacement Engines and Airframes ....................................................74
                  A.     Engines .......................................................................74
                  B.     Airframes .....................................................................74
                  C.     Further Assurances ............................................................75
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                                      (iv)

                  AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 27, 2004 and entered into by and among ATLAS FREIGHTER LEASING III, INC., a Delaware corporation ("AFL III" or the "BORROWER"), the Lenders party hereto from time to time and

DEUTSCHE BANK TRUST COMPANY AMERICAS ("DBTCA") as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used herein and not otherwise defined shall have the meanings specified in Section 1.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower has been established for the sole purpose of owning and leasing to Atlas the AFL III Aircraft and the Spare Engines;

                  WHEREAS, pursuant to that certain Credit Agreement dated as of April 25, 2000 (as the same has been amended, modified and/or supplemented to, but not including, the Restatement Effective Date, the "EXISTING CREDIT AGREEMENT") among the Borrower, the financial institutions listed on the signature pages thereunder and the Administrative Agent, the lenders thereof have made certain credit facilities available to Borrower for the purpose of refinancing the indebtedness relating to the AFL III Aircraft and the AFL III Spare Engines;

                  WHEREAS, the Borrower, Atlas Air Worldwide Holdings, Inc., a Delaware corporation ("HOLDINGS"), Atlas Air, Inc., a Delaware corporation ("ATLAS"), the Lenders and the Administrative Agent entered into a Forbearance Agreement, Limited Waiver and Conditional Agreement to Amend the Loan Documents dated as of July 3, 2003 (as amended, modified and/or supplemented prior to the Restatement Effective Date, the "FORBEARANCE AGREEMENT") pursuant to which certain of the Lenders agreed to (i) forbear from exercising their rights and remedies under the Existing Credit Agreement and the other Existing Loan Documents while Holdings implemented a comprehensive debt restructuring program with respect to Holdings and certain of its affiliates in accordance with the Restructuring Proposal Summary distributed to the Lenders on March 27, 2003 (as amended and restated on November 24, 2003 with the consent of the Administrative Agent, but without giving effect to any further modifications without the consent of the Administrative Agent) and (ii) waive the application of the default interest provision under the Existing Credit Agreement;

                  WHEREAS, on January 30, 2004, Holdings, Atlas and certain Affiliates thereof filed voluntary petitions for relief under the Bankruptcy Code;

                  WHEREAS, prior to filing for relief under the Bankruptcy Code, the Borrower, Holdings, Atlas and certain of the Lenders renegotiated certain of the terms of the Existing Credit Agreement and the other Existing Loan Documents in accordance with the Forbearance Agreement and the Letter Agreement and Term Sheet annexed thereto, dated February 2, 2004 among the Borrower, Atlas, Holdings, and the lenders party thereto (collectively, as amended, modified or supplemented from time to time, the "TERM SHEET"), which contemplated, among other things, an amendment and restatement of the Existing Credit Agreement on terms satisfactory to the Lenders;

                  WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement in order to implement the agreements set forth in the Plan of Reorganization, the

Forbearance Agreement and the Term Sheet and to make certain other amendments contained herein;

                  WHEREAS, it is the intention of the Borrower, the Administrative Agent and each of the Lenders that such amendment and restatement of the Existing Credit Agreement shall not constitute a refinancing of the Loans outstanding on the Restatement Effective Date and that, with respect to the Loans outstanding prior to the Restatement Effective Date, the Aircraft Chattel Mortgages shall continue to constitute purchase-money security interests subject to Section 1110 of the Bankruptcy Code; and

                  WHEREAS, the Lenders identified on the signature pages hereof hold all of the "Loans" under the Existing Credit Agreement as identified on
Schedule 2.1;

                  NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the Borrower, the Lenders and the Administrative Agent hereby agree that the Existing Credit Agreement shall be amended and restated in its entirety as follows:

SECTION 1.

         DEFINITIONS

                  1.1      CERTAIN DEFINED TERMS.

                  The following terms used in this Agreement shall have the following meanings:

                  "ACCELERATED DEFERRED AMOUNT PAYMENT DATE" means, for any Relevant Period, the Loan Repayment Dates occurring in the months of May, August, November and February of such Relevant Period.

                  "ACCELERATED   DEFERRED   PAYMENT   AMOUNT"  means,   for  any
Accelerated Deferred Amount Payment Date, an amount equal to the lesser of (i) the excess of (x) the Aggregate Accelerated Deferred Payment Amount for the Relevant Period in which such Accelerated Deferred Amount Payment Date occurs over (y) the Accelerated Deferred Payment Amounts paid on the prior Accelerated Deferred Amount Payment Dates occurring in such Relevant Period, (ii) $2,500,000, for any Accelerated Deferred Amount Payment Date occurring prior to March 2006 and $4,000,000 for each subsequent Accelerated Deferred Amount Payment Date, and (iii) the amount which results in (after giving effect to the payment of such amount) the (x) Unrestricted Cash and Cash Equivalents of Holdings and its Subsidiaries less the aggregate principal amount owed by Holdings and its Subsidiaries of revolving loans under the Exit Facility on such Accelerated Deferred Amount Payment Date to be equal to $100,000,000 or (y) an amount which results in Holdings' Unrestricted Cash, Cash Equivalents and Availability ("MINIMUM LIQUIDITY") to be equal to the minimum liquidity for the applicable period set forth in Section 7(f)(2) of the Aircraft Leases.

                  "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date, the rate per annum obtained by DIVIDING the offered rate (expressed as a rate per annum and rounded upward to the nearest 1/16 of one percent) appearing on the Dow Jones/Telerate

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Monitor on  Telerate  Access  Service  Page 3750  (British  Bankers  Association
Settlement Rate) (or such other page as may, in the opinion of Administrative Agent, replace such page on that system for the purpose of displaying such rate) at or about 11:00 a.m. (London time) on such Interest Rate Determination Date for U.S. dollar deposits of amounts in same day funds comparable to the principal amount of the Loan for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to the Interest Period for which such Adjusted Eurodollar Rate will apply BY (ii) a percentage equal to 100% MINUS the stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurodollar liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "ADMINISTRATIVE  AGENT" has the meaning  provided in the first
paragraph  of  this   Agreement  and  also  means  and  includes  any  successor
Administrative Agent appointed pursuant to subsection 8.6.

                  "AFFECTED LENDER" has the meaning assigned to that term in subsection 2.6C.

                  "AFFECTED LOANS" has the meaning assigned to that term in subsection 2.6C.

                  "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AFL III" has the meaning provided in the first paragraph of this Agreement.

                  "AFL III AIRCRAFT" means, collectively, the airframes and engines listed on Schedule 2.3 hereto, or any of them, as appropriate.

                  "AGGREGATE ACCELERATED DEFERRED PAYMENT AMOUNT" means, for any Relevant Period, an amount equal to (i) the product of (x) 33-1/3% and (y) the excess of Consolidated Adjusted EBITDA over the Projected Consolidated EBITDA for such immediately preceding fiscal year.

                  "AGGREGATE AMOUNTS DUE" has the meaning provided in subsection 9.5.

                  "AGREEMENT" means this Amended and Restated Credit Agreement, dated as of July 27, 2004, as it may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "AIRCRAFT CHATTEL MORTGAGE" means, (i) with respect to each AFL III Aircraft or Spare Engine Pool, a Security Agreement and Chattel Mortgage substantially in the form of EXHIBIT IXA or EXHIBIT IXB annexed hereto, as appropriate, granting to the Administrative Agent for the benefit of the Lenders a first priority security interest in such AFL III Aircraft or Spare

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Engine Pool, as the case may be, as such Aircraft Chattel Mortgage is amended by the Aircraft Chattel Mortgage Amendment delivered with respect thereto pursuant to subsection 3.1(xii) and as such Aircraft Chattel Mortgage may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

                  "AIRCRAFT CHATTEL MORTGAGE AMENDMENT" has the meaning assigned to such term in subsection 3.1(xii).

                  "AIRCRAFT LEASE" or "AIRCRAFT LEASES" means each of the amended and restated lease agreements, in the form of EXHIBIT VIIIA, between the Borrower, as Lessor and Atlas, as Lessee, as the same may be amended, modified, or supplemented from time to time in accordance with the terms hereof, and including any lease supplement entered into in accordance with the terms of any Aircraft Lease.

                  "AIRFRAME" means, as the context requires, an Airframe as defined in a particular Aircraft Chattel Mortgage, or all Airframes as defined in all Aircraft Chattel Mortgages.

                  "APPLICABLE MARGIN" has the meaning assigned to that term in subsection 2.2A.

                  "APPROVED APPRAISER" means any of the following: AvSolutions, Inc., BK Associates, Jack B. Feir Associates, Morton Beyer & Agnew, Inc., Airclaims, Ltd., Aircraft Information Services, Inc., Simat, Helleisen & Eichner, Inc., AVITAS, Inc. or any other independent appraiser reasonably satisfactory to the Administrative Agent.

                  "ASSET SALE" means the sale (including any sale-leaseback transaction) or other disposition by the Borrower to any other Person of any assets of the Borrower (whether tangible or intangible) excluding (i) transactions relating to aircraft engines, components, parts or spare parts or other equipment, appliances, instruments, appurtenances, accessories or furnishings of whatever nature that may from time to time be removed from any Airframe or Engine in connection with transactions permitted by and in accordance with Section 4(d) or Section 4(e) of the Aircraft Chattel Mortgages and (ii) transactions effected in accordance with subsection 9.21 of this Agreement.

                  "ASSIGNED VALUE" means for (x) any AFL III Aircraft at any time, the percentage of the aggregate principal amount of the Loans outstanding at such time specified on Schedule 2.2 hereto and (y) any Spare Engine at any time, the amount specified on Schedule 2.2 hereto.

                  "ASSIGNEE NOTES" means any promissory notes issued by Borrower
(i) at the request of a Lender pursuant to subsection 2.1B hereof or (ii) pursuant to the last sentence of subsection 9.1B(i) in connection with assignments of the Loans of any Lenders, substantially in the form of Exhibits IIA and IIB annexed hereto, as the case may be, as they may be amended, supplemented or otherwise modified from time to time.

                  "ASSIGNMENT   AGREEMENT"  means  an  Assignment  Agreement  in
substantially the form of EXHIBIT V annexed hereto.

                  "ATLAS" has the meaning provided in the recitals hereto.

                  "ATLAS FIFTH AMENDED AND RESTATED CREDIT FACILITY" means the Fifth Amended and Restated Credit Agreement, dated as of July 27, 2004, among Atlas, as borrower, Holdings, as guarantor, the lenders listed therein and Deutsche Bank Trust Company Americas, as administrative agent, but without giving effect to any amendments, modifications, supplements or waivers thereof.

                  "AVAILABILITY" means at any time, the maximum additional amount available to be borrowed by Holdings and its Subsidiaries as direct advances under any Indebtedness at such time taking into account any applicable borrowing base or similar requirements and limitations at such time, provided that all of the conditions to borrowing (other than the delivery of a notice of borrowing) required pursuant to such Indebtedness are satisfied at such time.

                  "AVAILABLE DEFERRED AMOUNTS" means an amount equal to the lesser of (a) 50% of the actual payments made by Atlas in respect of the Specified D-Checks of the Specified Aircraft and (b) $20,300,000; provided, that the amount specified in clause (a) of this definition shall be determined as follows: (i) upon initial payment for each Specified D-Check and each subsequent payment for such Specified D-Check until completion of such Specified D-Check, the Available Deferred Amount shall be increased by an amount equal to 50% of each payment in respect of the applicable Specified D-Check (provided, however, that in the case of the first Specified D-Check, the amount by which the Available Deferred Amount is increased by reason of the initial payment shall not be greater than $1,450,000 ), so long as Atlas has actually made the applicable initial and subsequent payments in respect of such D-Check, and (ii) upon each subsequent payment for a Specified D-Check after completion of such Specified D-Check, the Available Deferred Amount shall be increased by an amount equal to 50% of each such subsequent payment, so long as (a) Atlas has made the applicable payment in connection with such Specified D-Check and (b) the Specified Aircraft subject to such Specified D-Check shall remain airworthy. Notwithstanding the foregoing, the Available Deferred Amount shall not be increased by any payment made in respect of an Excluded Specified Aircraft after the date such Specified Aircraft first became an Excluded Specified Aircraft.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of Florida.

                  "BASE RATE" means, at any time, the higher of (x) the Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

                  "BORROWER" has the meaning provided in the first paragraph of this Agreement.

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

                  "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "CASH" means money, currency or a credit balance in a Deposit Account.

                  "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within two years after the date of purchase; (ii) marketable direct obligations (fixed and/or floating rate) issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within two years after the date of purchase and having, at the time of the acquisition thereof and at all times thereafter, the highest rating obtainable from at least two of S&P, Moody's and Fitch; (iii)
Dollar-denominated marketable direct obligations (fixed and/or floating rate) issued by any corporation or commercial bank including medium term notes and bonds, deposit notes and eurodollar/yankee notes and bonds, in each case maturing within two years after the date of purchase and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch; (iv) Dollar-denominated commercial paper maturing no more than two years from the date of purchase and issued by a corporation or commercial bank that, at the time of acquisition of the commercial paper and at all times thereafter, both (A) has a short-term credit rating from at least two of S&P, Moody's, and Fitch and (B) does not have a short-term credit rating of less than A-1 (or the equivalent thereof) from S&P, P-1 (or the equivalent thereof) from Moody's, or F-1 (or the equivalent thereof) from Fitch; (v) Dollar-denominated certificates of deposit, bankers' acceptances and/or time deposits maturing within two years after the date of purchase and issued or accepted by (a) any Lender or (b) any commercial bank that, at the time of acquisition of such security and at all times thereafter, both (A) has a short-term credit rating from at least two of S&P, Moody's, and Fitch and (B) does not have a short-term credit rating of less than A-1 (or the equivalent thereof) from S&P, P-1 (or the equivalent thereof) from Moody's, or F-1 (or the equivalent thereof) from Fitch; (vi) shares of any money market mutual fund that
(a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P, Moody's, or Fitch; (vii) Dollar-denominated asset-backed securities (excluding any mortgage products) with a stated bullet maturity of no more than two years from the date of purchase and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch; (viii) repurchase agreements entered into with financial institutions satisfying the criteria set forth in clause (v) above with terms of not more than thirty days for securities described in clauses (i) and (ii) above and having a fair market value of at least 102% of the amount of the repurchase obligations; and (ix) auction rate securities (auction rate debt and money market preferreds) with terms of not more than ninety days and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch.

                  "CASH PROCEEDS" means, with respect to any Asset Sale other than an Asset Sale of AFL III Aircraft, Cash payments (including any Cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale.

                  "CERTIFICATE   RE  NON-BANK   STATUS"   means  a   certificate
substantially in the form of EXHIBIT VI annexed hereto delivered by a Lender to the Administrative Agent pursuant to subsection 2.7B(iii).

                  "CF6-50E2 SPARE ENGINE LEASE" means the amended and restated lease agreement, in the form of EXHIBIT VIIIB, between the Borrower, as Lessor and Atlas, as Lessee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof, and including any lease supplement entered into in accordance with the terms of the CF6-50E2 Spare Engine Lease.

                  "CF6-50E2 SPARE ENGINE POOL" means the set of Spare Engines leased pursuant to the CF6-50E2 Spare Engine Lease.

                  "CF6-80C2 SPARE ENGINE LEASE" means the amended and restated lease agreement, in the form of EXHIBIT VIIIB, between the Borrower, as Lessor and Atlas, as Lessee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof, and including any lease supplement entered into in accordance with the terms of the CF6-80C2 Spare Engine Lease.

                  "CF6-80C2 SPARE ENGINE POOL" means the set of Spare Engines leased pursuant to the CF6-80C2 Spare Engine Lease.

                  "COLLATERAL" means all of the properties and assets in which Liens are purported to be granted by the Collateral Documents.

                  "COLLATERAL DOCUMENTS" means each Aircraft Chattel Mortgage and any security agreement executed pursuant to subsection 5.11.

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of Exhibit III annexed hereto delivered to the Administrative Agent and the Lenders by the Borrower pursuant to subsection 5.1(iv).

                  "CONDEMNATION PROCEEDS" has the meaning assigned to that term in subsection 2.4B(ii)(b).

                  "CONFIRMATION DATE" means "Confirmation Date" as defined in the Plan of Reorganization.

                  "CONSOLIDATED ADJUSTED EBITDA" has the meaning assigned to that term in the Aircraft Leases.

                  "CONTINGENT OBLIGATION" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate Agreements and Currency Agreements. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefore, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, deed to secure debt, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CURRENCY AGREEMENT" means any foreign exchange contract (other than spot foreign exchange contracts), currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement designed to protect Holdings or any of its Subsidiaries against fluctuations in currency values.

                  "DBTCA" has the meaning assigned to that term in the first paragraph of this Agreement.

                  "D-CHECK" has the meaning assigned to that term in the Atlas' FAA approved maintenance program.

                  "DEFERRAL PERIOD" means the period from and including January 1, 2004 through and including March 31, 2005.

                  "DEFERRED AMOUNT" means at any time an amount equal to the sum of (x) the aggregate amount of the Loan Repayment Amounts which have been deferred prior to or at such time pursuant to subsection 2.4A(ii) and (y) the aggregate amount of the interest accrued on the Deferred Amounts which the Borrower has elected to defer prior to or at such time pursuant to subsection 2.2C and which in the case of clause (x) and clause (y) have not been repaid pursuant to subsection 2.4B(ii)(c) at or prior to such time. As of the Restatement Effective Date the Deferred Amount is $4,749,753.67.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "DISCLOSURE STATEMENT" means the Second Amended Disclosure Statement under 11 U.S.C. ss. 1125 In Support of the Debtors' Second Amended Joint Chapter 11 Plan, dated June 8, 2004 pursuant to Section 1125 of the Bankruptcy Code relating to the Plan of Reorganization, as approved by the Bankruptcy Court, and as the same may be amended, modified or supplemented from accordance with the terms hereof and thereof.

                  "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

                  "DRY  LEASE"  has  the  meaning   assigned  to  such  term  in
subsection 7(g)(9) of the Leases.

                  "DVB APPEAL" means the Notice of Appeal from Order Confirming Final Modified Second Amended Final Plan of Reorganization of the Debtors Entered July 16, 2004 and Findings of Fact and Conclusions of Law by DVB Bank AG and Wells Fargo Bank Northwest, National Association, dated July 26, 2004.

                  "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; PROVIDED that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies, in each case (under clauses (i) through (iv) above) that is reasonably acceptable to Administrative Agent; and (B) any Lender and any Affiliate of any Lender; PROVIDED that no Affiliate of Atlas shall be an Eligible Assignee.

                  "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA that is, or was at any time, maintained or contributed to by Atlas or by any of its ERISA Affiliates.

                  "ENGINE" means, as the context requires, an Engine as defined in a particular Aircraft Chattel Mortgage, all Engines as defined in all Aircraft Chattel Mortgages, a Replacement Engine, all Replacement Engines or all of any of the foregoing.

                  "ENVIRONMENTAL CLAIM" means any investigation, notice, claim, suit or order, by any governmental authority or any Person, arising in connection with any alleged or actual violation of Environmental Laws or with any Hazardous Material, or with any actual or alleged damage or harm to health, safety or the environment.

                  "ENVIRONMENTAL LAWS" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, governmental authorizations, or any other requirement of governmental authorities relating to environmental matters, including, without limitation, those relating to any Hazardous Materials Activity.

                  "EQUITY LENDER" means any Lender that is a Lender under this Agreement on the Restatement Effective Date.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation that is, or was at any time, a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is, or was at any time, a member, (ii) any trade or business, (whether or not incorporated) that is, or was at any time, a member of a group of trades or businesses under common control within the meaning of
Section 414(c) of the Internal Revenue Code of which that Person is, or was at any time, a member, and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is, or was at any time, a member.

                  "EVENT  OF  DEFAULT"  means  each of the  events  set forth in
Section 7.

                  "EVENT OF LOSS" any of the following events with respect to any AFL III Aircraft (whether the Airframe or an Engine of such AFL III Aircraft or both) or any Spare Engine: (A) loss of such AFL III Aircraft or Spare Engine or the use thereof due to theft or disappearance of such AFL III Aircraft or Spare Engine that results in the loss of possession thereof for a period of 120 days (or for a shorter period ending on the date on which there is an insurance settlement for a total loss on the basis of the theft or disappearance of such AFL III Aircraft or Spare Engine), (B) the destruction, damage beyond repair or rendition of such AFL III Aircraft or Spare Engine permanently unfit for normal use for any reason whatsoever, (C) the condemnation, confiscation or seizure of, or requisition of title to, or adverse use or possession (other than use by the United States Government if the Borrower obtains adequate compensation from the United States Government) of such AFL III Aircraft or Spare Engine, (D) as a result of any rule, regulation, order or any other action by the FAA or any other governmental body having jurisdiction, the use of such AFL III Aircraft or Spare Engine in the normal course of interstate air transportation of persons or cargo shall have been prohibited for a period of more than nine consecutive months unless the Borrower, prior to the expiration of such nine month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by the Borrower or, in any event, if such use shall have been prohibited for a period of twelve (12) consecutive months; (E) the operation or location of such AFL III Aircraft or Spare Engine, while under requisition for use by the United States or any instrumentality or agency thereof, in any area excluded from coverage by any insurance policy in effect with respect to such AFL III Aircraft or Spare Engine, if the Borrower shall be unable to obtain indemnity or "war risk" insurance in lieu thereof from the United States; (F) any damage which results in an insurance settlement with respect to such AFL III Aircraft or Spare Engine on the basis of an actual or constructive total loss; or (G) a divestiture of such Airframe or Spare

Engine as described in Section 4(d)(iii) or Section 4(d)(vi) of any Aircraft Chattel Mortgage. An Event of Loss with respect to any AFL III Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe of such AFL III Aircraft.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "EXCLUDED SPECIFIED AIRCRAFT" means (i) each Specified Aircraft with respect to which a D-Check has not been initiated on or prior to January 31, 2005 to the extent that Specified D-Checks with respect to six Specified Aircraft have not been initiated by such date (and such Specified Aircraft shall be deemed to be an Excluded Specified Aircraft on January 31,
2005) and (ii) the Specified Aircraft which is not an Excluded Specified Aircraft under clause (i) if a D-Check has not been initiated with respect to such Specified Aircraft by April 1, 2005 ( and such Specified Aircraft shall be deemed to be an Excluded Specified Aircraft on April 1, 2005).

                  "EXISTING CREDIT AGREEMENT" has the meaning assigned to that term in the recitals hereto.

                  "EXISTING INDEBTEDNESS" has the meaning assigned to that term in subsection 7(a)(3) of the Leases.

                  "EXISTING LOAN DOCUMENTS" has the meaning assigned to the term "Loan Documents" in the Existing Credit Agreement.

                  "EXISTING TRANCHE A LOANS" means each "Tranche A Loan," under, and as defined in, the Existing Credit Agreement.

                  "EXISTING TRANCHE B LOANS" means each "Tranche B Loan," under, and as defined in, the Existing Credit Agreement.

                  "EXISTING TRANCHE A NOTES" means each "Tranche A Note," under, and as defined in, the Existing Credit Agreement.

                  "EXISTING TRANCHE B NOTES" means each "Tranche B Note," under, and as defined in, the Existing Credit Agreement.

                  "EXIT FACILITY" means the credit agreement to be entered into among Holdings and the lenders party thereto providing financing for working capital and other general corporate purposes, as same may be amended, modified, supplemented, refinanced or replaced from time to time.

                  "FACILITY" means any and all real property now, hereafter or heretofore owned, leased, operated or used by the Borrower or any of its predecessors.

                  "FEDERAL AVIATION ACT" means the Federal Aviation Act of 1958, as amended and as recodified in Title 49, United States Code, or any similar legislation of the United States enacted to supersede, amend or supplement such Act and the rules and regulations promulgated thereunder.

                  "FEDERAL AVIATION ADMINISTRATION" or "FAA" means the United States Federal Aviation Administration or any successor thereto administering the functions of the Federal Aviation Administration under the Federal Aviation Act.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day on which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                  "FINAL MATURITY DATE" means, in the case of each of the Tranche A Loans and Tranche B Loans, December 31, 2009.

                  "FINAL ORDER" means an order of the Bankruptcy Court entered by the Bankruptcy Court, which has not been reversed, vacated or stayed and as to which the time to appeal, petition for certioreri, or to move for a new trial has expired and as to which no appeal, writ of certioreri or request for a new trial shall then be pending.

                  "FISCAL YEAR" means fiscal year ending on December 31 of each year.

                  "FITCH" means Fitch, Inc.

                  "FORBEARANCE AGREEMENT" has the meaning provided in the recitals hereto.

                  "FUNDING  AND  PAYMENT   OFFICE"   means  the  office  of  the
Administrative  Agent  located  at 60 Wall  Street,  New York,  New York  10005,
Attention: David Bell.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession. Financial statements and other information required to be delivered by the Borrower to Lenders pursuant to clauses (i), (ii) and
(iii) of subsection 5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 5.1(vi)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in effect for the preparation of financial statements of Holdings and its Subsidiaries as of December 31, 2002.

                  "GOVERNMENTAL   AUTHORIZATION"  means  any  permit,   license,
authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                  "HAZARDOUS  MATERIAL"  or  "HAZARDOUS   MATERIALS"  means  any
chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any law.

                  "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed, or threatened use, storage, release, generation, treatment, remediation or transportation of any Hazardous Material (i) from, under, in, into or on the Facilities or surrounding property of the Borrower and (ii) caused by, or undertaken by or on behalf of, the Borrower.

                  "HOLDINGS" has the meaning provided in the recitals hereto.

                  "HOLDINGS COMMON STOCK" means the common stock of Holdings.

                  "HOLDINGS GUARANTY" has the meaning assigned to that term in subsection 3.1(xi).

                  "INDEBTEDNESS" means, as applied to any Person, (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. For the purpose of this Agreement, Obligations under Interest Rate Agreements and Currency Agreements constitute Contingent Obligations and are not Indebtedness.

                  "INDEMNIFIED LIABILITIES" has the meaning assigned to that term in subsection 9.3.

                  "INDEMNITEE"   has  the  meaning  assigned  to  that  term  in
subsection 9.3.

                  "INDEPENDENT DIRECTOR" means a director of the Borrower that satisfies the criteria for "Independent Director" set forth in the certificate of incorporation of the Borrower.

                  "INITIAL   DEFERRED   AMOUNT"   means  the   Deferred   Amount
outstanding on January 31, 2005, determined before giving effect to any repayments thereof required to be made on such date pursuant to subsection 2.4.

                  "INSTRUCTION LETTER" means a letter from an Equity Lender to Atlas or its designee containing the name, address, tax ID number and the number of shares Holdings Common Stock to be issued to such Equity Lender.

                  "INSURANCE PROCEEDS" has the meaning assigned to that term in subsection 2.4B(ii)(b).

                  "INTEREST PAYMENT DATE" means the last Business Day of each calendar month.

                  "INTEREST PERIOD" has the meaning assigned to that term in subsection 2.2B.

                  "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect the Borrower against fluctuations in interest rates.

                  "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

                  "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by the Borrower of, or of a beneficial interest in, any Securities of any other Person and (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Borrower to any other Person including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; PROVIDED, that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

                  "LEASE" or "LEASES" means the Aircraft Leases, the CF6-50E2 Spare Engine Lease and the CF6-80C2 Spare Engine Lease, or any of them, as the context implies.

                  "LENDER"  and  "LENDERS"  means  the  persons   identified  as
"Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 9.1.

                  "LIEN" means any lien, mortgage, deed of trust, deed to secure debt, pledge, assignment, security interest, charge, hypothecation, preference, priority, privilege, lease or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "LOAN" or "LOANS" means the Tranche A Loans and the Tranche B Loans.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Leases and the Collateral Documents.

                  "LOAN EXPOSURE" means, with respect to any Lender as of any date of determination the outstanding principal amount of that Lender's Loans.

                  "LOAN REPAYMENT AMOUNT" means for each Loan Repayment Date for each Tranche of Loans, the amount set forth opposite such Loan Repayment Date under the column for such Tranche on Schedule 2.4.

                  "LOAN REPAYMENT DATE" means the last Business Day of each calendar month, PROVIDED that, notwithstanding anything in the foregoing to the contrary, the unpaid amount of all Loans shall be due and payable on the Final Maturity Date.

                  "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower or (ii) the impairment of the ability of the Borrower to perform the Obligations, or the impairment, as a result of actions or inaction by the Borrower, of the ability of Administrative Agent or Lenders to enforce the Obligations.

                  "MINIMUM LIQUIDITY" has the meaning provided in the definition of "Accelerated Deferred Payment Amount".

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "NET CASH PROCEEDS" means, with respect to any Asset Sale, Cash Proceeds of such Asset Sale net of bona fide direct costs of sale including income taxes reasonably estimated to be actually payable as a result of such Asset Sale within two years of the date of such Asset Sale.

                  "1998 PASS THROUGH TRUST DOCUMENTS" means that certain Pass Through Trust Agreement dated as of February 9, 1998 between Atlas Air, Inc. and Wilmington Trust Company, as Trustee (the "1998 PASS THROUGH TRUST AGREEMENT") and any trust indenture and security agreements including any related trust indenture and security agreement supplements which related to the equipment notes to be held in trust pursuant to the 1998 Pass Through Trust Agreement and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

                  "1999 PASS THROUGH TRUST DOCUMENTS" means that certain Pass Through Trust Agreement dated as of April 13, 1999 between Atlas Air, Inc. and Wilmington Trust Company, as Trustee (the "1999 PASS THROUGH TRUST AGREEMENT") and any trust indenture and security agreements including any related trust indenture and security agreement supplements which related to the equipment notes to be held in trust pursuant to the 1999 Pass Through Trust Agreement and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

                  "NON-U.S. LENDER" has the meaning assigned to that term in subsection 2.7B(iii)(a).

                  "NOTES" means the Tranche A Notes and the Tranche B Notes.

                  "NOTICE OF CONFIRMATION" means notice of an order of the Bankruptcy Court confirming the Plan of Reorganization, which order shall be a Final Order except for the DVB Appeal.

                  "OBLIGATIONS" means all obligations of every nature of the Borrower from time to time owed to Administrative Agent, the Lenders or any of them under the Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

                  "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; PROVIDED that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                  "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "PART" means, as the context requires, a Part as defined in a particular Aircraft Chattel Mortgage or Parts as defined in all Aircraft Chattel Mortgages.

                  "PASS THROUGH TRUST DOCUMENTS" means the 1998 Pass Through Trust Agreement, the 1999 Pass Through Trust Agreement and the 2000 Pass Through Trust Agreement (the "PASS THROUGH TRUST AGREEMENTS") and any trust indenture and security agreements including any related trust indenture and security agreement supplements which related to the equipment notes to be held in trust pursuant to the Pass Through Trust Agreements and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "PERMITTED ENCUMBRANCES" means the following types of Liens (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA):

                           (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 5.3;

                           (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith by appropriate proceedings that do not involve any danger of the sale, forfeiture or loss of any Collateral, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefore;

                           (iii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 4(d) and 4(e) of the Aircraft Chattel Mortgages; and

                           (iv)     Liens  granted  pursuant  to the  Collateral
                  Documents

                  "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "PIK INTEREST AMOUNT" has the meaning assigned to that term in subsection 2.2A(iii).

                  "PLAN DOCUMENTS" means "Plan Documents" as defined in the Plan of Reorganization and includes the documents attached to the Notice of Filing
Plan   Documents,   filed  June  8,  2004  in   connection   with  the  Plan  of
Reorganization.

                  "PLAN OF REORGANIZATION" means the Joint Second Amended Plan of Reorganization of the Debtors relating to Atlas, Holdings and certain of its Subsidiaries, dated June 8, 2004, including the exhibits and schedules thereto, as the same may be amended, modified or supplemented from time to time in accordance with the provisions of the Bankruptcy Code and the terms thereof and hereof.

                  "POLAR  AIR"  means  Polar  Air  Cargo,   Inc.,  a  California
corporation.

                  "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or the expiration of any grace period or both, would constitute an Event of Default.

                  "PREFERRED EQUITY", as applied to the equity interests of any Person, means equity interests of such Person (other than common stock of such Person) of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to equity interests of any other class of such Person.

                  "PRIME RATE" means the rate that the Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PROCEEDINGS" has the meaning assigned to that term in subsection 5.1(ix).

                  "PROCEEDS" has the meaning assigned to that term in subsection 2.4B(ii)(b).

                  "PROJECTED CONSOLIDATED EBITDA" means, for any fiscal year, the amount set forth opposite such fiscal year in the table below:

                           FISCAL YEAR        PROJECTED CONSOLIDATED
                                                      EBITDA

                              2004                 $ 87,675,000
                              2005                 $167,580,000
                       2006 and thereafter         $157,500,000

                  "PRO RATA SHARE" means, with respect to each Lender, the percentage obtained by DIVIDING the Loan Exposure of that Lender BY the aggregate Loan Exposure of all Lenders, as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1. The Pro Rata Share of each Lender as of the date hereof is set forth opposite the name of that Lender in
SCHEDULE 2.1 annexed hereto.

                  "REGISTER" has the meaning assigned to that term in subsection 2.1C.

                  "REGULATION A" means Regulation A of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REGULATION T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REGULATION X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "RELATED FUND" means, with respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

                  "RELEVANT PERIOD" means the period commencing on April 1 of the calendar year and ending on March 31 of the immediately succeeding calendar year.

                  "REPLACEMENT AIRFRAME" has the meaning assigned to that term in subsection 9.21B.

                  "REPLACEMENT ENGINE" has the meaning assigned to that term in subsection 9.21A.

                  "REQUISITE LENDERS" means Lenders having or holding 50.1% or more of the aggregate Loan Exposure of all Lenders.

                  "RESTATEMENT EFFECTIVE DATE" means the date on which the conditions to effectiveness set forth in subsection 3.1 are satisfied.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower now or hereafter outstanding.

                  "RESTRUCTURING DOCUMENTS" means the Restructuring Agreements, dated July 27, 2004, among Atlas, Wilmington Trust Company, in its capacity as Trustee to each of the Pass Through Trust Documents and the other parties party thereto and any other documents incorporated therein or in connection therewith.

                   "RETURNS" has the meaning assigned to that term in subsection 4.7.

                  "S&P" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc.

                  "SEC" means the Securities Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "SECURITY" or "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "SERVICE AGREEMENT" means the Service Agreement, dated as of the Restatement Effective Date, between Atlas and the Borrower.

                  "SOLVENT" means, with respect to any Person, that, as of the date of determination, both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person, (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction, and
(iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due, and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "SPARE ENGINE POOL" means, collectively, the CF6-50E2 Spare Engine Pool and the CF6-80C2 Spare Engine Pool, or either of them, as appropriate.

                  "SPARE ENGINES" means the nine General Electric CF6-50E2 engines with manufacturer's serial numbers 530168, 517790, 517530, 517547, 455167, 517602, 517538, 517539, and 530255, and the three General Electric
CF6-80C2 engines with manufacturer's serial numbers 704699, 704860, and 704918.

                  "SPECIFIED  AIRCRAFT" means the AFL III Aircraft identified on
Schedule 2.5 hereto.

                  "SPECIFIED D-CHECKS" means the D-Checks conducted or to be conducted by the Borrower and/or Atlas in respect of the Specified Aircraft during the Deferral Period.

                  "SPECIFIED INDEBTEDNESS" has the meaning assigned to that term in subsection 3.1(vii).

                  "SUBSIDIARIES GUARANTY" has the meaning assigned to that term in subsection 3.1(xi).

                   "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "SUBSTITUTE BASIS" has the meaning assigned to that term in subsection 2.6G.

                  "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; PROVIDED that "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located.

                  "TERM SHEET" has the meaning assigned to that term in the recitals hereto.

                  "TRANCHE" means each of the tranches of Loans under this Agreement, there being two such tranches of Loans, the Tranche A Loans and the Tranche B Loans.

                  "TRANCHE A LENDER" or "TRANCHE A LENDERS" means the persons identified as "Tranche A Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 9.1.

                  "TRANCHE A LOAN EXPOSURE" means, with respect to any Tranche A Lender, as of any date of determination, the outstanding principal amount of the Tranche A Loans of that Lender.

                  "TRANCHE A NOTES" has the meaning assigned to that term in subsection 2.1B.

                  "TRANCHE A PRO RATA SHARE" means, with respect to each Tranche A Lender, the percentage obtained by dividing the Tranche A Loan Exposure of that Tranche A Lender by the aggregate Tranche A Loan Exposure of all Tranche A Lenders, in each case as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1. The initial Tranche A Pro Rata Share of each Tranche A Lender is set forth opposite the name of that Tranche A Lender in
Schedule 2.1 annexed hereto.

                  "TRANCHE A TERM LOAN" has the meaning assigned to that term in subsection 2.1A(i).

                  "TRANCHE B LENDER" or "TRANCHE B LENDERS" means the persons identified as "Tranche B Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 9.1.

                  "TRANCHE B LOAN" has the meaning assigned to that term in subsection 2.1A(ii).

                  "TRANCHE B LOAN EXPOSURE" means, with respect to any Tranche B Lender, as of any date of determination, the outstanding principal amount of the Tranche B Loans of that Lender.

                  "TRANCHE B NOTES" has the meaning assigned to that term in subsection 2.1B.

                  "TRANCHE B PRO RATA SHARE" means, with respect to each Tranche B Lender, the percentage obtained by dividing the Tranche B Loan Exposure of that Tranche B Lender by the aggregate Tranche B Loan Exposure of all Tranche B Lenders, in each case as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1. The initial Tranche B Pro Rata Share of each Tranche B Lender is set forth opposite the name of that Tranche B Lender in
Schedule 2.1 annexed hereto.

                  "TRANSACTION" means, collectively, (i) the consummation of the Plan of Reorganization, (ii) the occurrence of the Restatement Effective Date, and (iii) the payment of fees and expenses in connection with the foregoing.

                  "2000 PASS THROUGH TRUST DOCUMENTS" means that certain Pass Through Trust Agreement dated as of January 28, 2000 between Atlas Air, Inc. and Wilmington Trust Company, as Trustee (the "2000 PASS THROUGH TRUST AGREEMENT") and any trust indenture and security agreements including any related trust indenture and security agreement supplements which related to the equipment notes to be held in trust pursuant to the 2000 Pass Through Trust Agreement and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any jurisdiction.

                  "UNITED STATES CITIZEN" means a "citizen of the United States" within the meaning of the Federal Aviation Act.

                  "UNRESTRICTED CASH AND CASH EQUIVALENTS" means Cash and Cash Equivalents that are not subject to any restriction or limitation on the ability of Holdings or any Subsidiary to withdraw (in the case of Cash) or sell (in the case of Cash Equivalents).

                  "VALUE" of any non-Cash Proceeds, means the principal amount of such non-Cash Proceeds or such other amount as may be agreed by the Borrower and the Requisite Lenders.

                  1.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT.

                  Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

                  1.3      OTHER DEFINITIONAL PROVISIONS.

                  References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

                                   SECTION 2.

                           AMOUNTS AND TERMS OF LOANS

                  2.1      LOANS; NOTES; REGISTER.

                  A. LOANS. (i) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth herein, the Existing Tranche A Loans made by each Tranche A Lender to the Borrower pursuant to the Existing

Credit Agreement and outstanding on the Restatement Effective Date (immediately prior to giving effect thereto) shall be continued, and shall remain outstanding, as borrowings of term loans hereunder (as so continued, the "TRANCHE A TERM LOANS" and each, a "TRANCHE A TERM LOAN"). Once repaid, Tranche A Loans borrowed hereunder may not be reborrowed.

                  (ii) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth herein, the Existing Tranche B Loans made by each Tranche B Lender to the Borrower pursuant to the Existing Credit Agreement and outstanding on the Restatement Effective Date (immediately prior to giving effect thereto) shall be continued, and shall remain outstanding, as borrowings of term loans hereunder (as so continued, the "TRANCHE B LOANS" and each, a "TRANCHE B LOAN"). Once repaid, Tranche B Loans borrowed hereunder may not be reborrowed.

                  B. NOTES. (i) Each Existing Tranche A Note shall be deemed amended and restated on the Restatement Effective Date to reflect the extension of the maturity to the Final Maturity Date. To the extent requested by a Lender, the Borrower shall execute and deliver on the Restatement Effective Date to each Lender (or to the Administrative Agent for the Lenders) a Tranche A Note, substantially in the form of Exhibit IIA, to evidence the Lender's Tranche A Loans (each a "TRANCHE A NOTE" and collectively, the "TRANCHE A NOTES").

                  (ii) Each Existing Tranche B Note shall be deemed amended and restated on the Restatement Effective Date to reflect the extension of the maturity to the Final Maturity Date. To the extent requested by a Lender, the Borrower shall execute and deliver on the Restatement Effective Date to each Lender (or the Administrative Agent for the Lenders) a Tranche B Note, substantially in the form of Exhibit IIB, to evidence the Lender's Tranche B Loans (each a "TRANCHE B NOTE" and collectively, the "TRANCHE B NOTES").

                  C. THE REGISTER. (i) The Administrative Agent shall maintain, at its address referred to in subsection 9.8, a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Loans of each Lender from time to time and the Administrative Agent shall record in the Register the Loans from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the Loans of each Lender. Such recordation shall be conclusive and binding on the Borrower and each Lender, absent manifest error; PROVIDED, that failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's Obligations in respect of the applicable Loans. The Register shall be available for inspection by the Borrower or by any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (ii) Each Lender shall record on its internal records (including, without limitation, the Notes held by such Lender) the amount of each Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on the Borrower, absent manifest error;
PROVIDED, that failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's Obligations in respect of the applicable Loans; and PROVIDED FURTHER, that, in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

                  (iii) The Borrower, the Administrative Agent and the Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Loans listed therein for all purposes hereof, and no assignment or transfer of any such Loan shall be effective in any case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent and recorded in the Register as provided in subsection 9.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Loans.

                  (iv) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent solely for purposes of maintaining the Register as provided in this subsection 2.1C, and the Borrower hereby agrees that, to the extent that the Administrative Agent serves in such capacity, the Administrative Agent and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 9.3.

                  2.2      INTEREST ON THE LOANS.

                  A. RATE OF INTEREST. (i) Subject to the provisions of subsections 2.6 and 2.7, each Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Adjusted Eurodollar Rate. The applicable Interest Period for determining the rate of interest with respect to the Loans shall be determined in accordance with subsection 2.2B.

                  (ii) Subject to the provisions of subsections 2.2D and 2.7, the Loans shall bear interest through maturity at a per annum rate equal to the sum of the Adjusted Eurodollar Rate plus the Applicable Margin.

                  (iii) The " APPLICABLE MARGIN" means (x) for each Tranche A Loan, 4.125% and (y) for each Tranche B Loan, 4.50%, provided that the
Applicable Margin for the aggregate principal amount of the Loans of each Tranche constituting Deferred Amounts shall be increased by 2.00% (the amount of interest accruing on the Loans by reason of this proviso is hereinafter referred to as the "PIK INTEREST AMOUNT").

                  B. INTEREST PERIODS. In connection with each Loan, the interest period ("INTEREST PERIOD") to be applicable to such Loan shall be one month; PROVIDED, that:

                  (i) each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (ii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

                  (iv) no Interest Period shall extend beyond the Final Maturity Date;

                  (v) no Interest Period shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal of the Loans of the same Tranche as such Loan; and

                  C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2D, interest on each Loan shall be payable in arrears on the Interest Payment Date applicable to that Loan, upon any prepayment of Loans (to the extent accrued on the amount being prepaid) and at maturity (including the Final Maturity Date), provided that, at the option of the Borrower, the PIK Interest Amount otherwise payable in Cash on the Interest Payment Date may be deferred and added to the aggregate principal amount of the Loan of the relevant Tranche. Unless the Borrower shall have given the Administrative Agent written notice that it intends to pay the PIK Interest Amount in cash on or before the relevant Interest Payment Date, the Borrower shall be deemed to have elected to defer the payment of such PIK Interest Amount.

                  D. DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate that is 1% per annum in excess of the sum of the Base Rate as in effect from time to time and the Applicable Margin for Tranche B Loans); PROVIDED, that, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such Loans shall thereupon bear interest payable upon demand at a rate that is 1% per annum in excess of the sum of the Base Rate as in effect from time to time and the Applicable Margin. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2D is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

                  E. COMPUTATION OF INTEREST. Interest on each Loan shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan shall be excluded; PROVIDED, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

                  2.3      FEES.

                  The Borrower agrees to pay to the Lenders and the Administrative Agent such fees and in such amounts and at such times as have been separately agreed upon in writing among the Borrower and the Administrative Agent.

                  2.4      REPAYMENTS  AND   PREPAYMENTS;   GENERAL   PROVISIONS
REGARDING PAYMENTS.

                  A. SCHEDULED REPAYMENTS OF LOANS. (i) On each Loan Repayment Date the Borrower shall repay the Loans of each Tranche by an amount equal to the applicable Loan Repayment Amount for such Tranche for such Loan Repayment Date; PROVIDED, that (x) such scheduled installments of principal of the Loans of a Tranche shall be reduced in connection with any voluntary or mandatory prepayments of the Loans of such Tranche in accordance with subsection 2.4B and (y) the Loans and all other amounts owed hereunder with respect to the Loans shall be paid in full no later than the Final Maturity Date, and the final installment payable by the Borrower in respect of the Loans on such date shall be in an amount sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Loans.

                  (ii) Notwithstanding anything to the contrary set forth in this Agreement, the Loan Repayment Amounts due in respect of each Loan Repayment Date to occur in the Deferral Period may at the option of the Borrower be deferred by an aggregate principal amount equal to the Available Deferred Amount and in such event the amount of the Loan Repayment Amounts so deferred shall be due and payable as provided in subsection 2.4B. To the extent that the deferral of the Loan Repayment Amounts for a Loan Repayment Date pursuant to this subsection 2.4(A)(ii) shall not be sufficient to reduce the Loan Repayment Amounts for such Loan Repayment Date to zero, the amount to be deferred shall be applied pro rata to the Loan Repayment Amount for Tranche A and Tranche B for such Loan Repayment Date. In the event that the Borrower decides to defer a Loan Repayment Amount due on a Loan Repayment Date pursuant to this clause (b), the Borrower shall deliver to the Administrative Agent by no later than the 3 Business Days immediately preceding such Loan Repayment Date an Officer's Certificate setting forth the calculation of the Available Deferred Amount in reasonable detail and the amount of the Loan Repayment Amount to be deferred on such Loan Repayment Date.

                  B.       PREPAYMENTS.

                  (i) VOLUNTARY PREPAYMENTS. The Borrower may, upon not less than three Business Days' prior written or telephonic notice given to the Administrative Agent by 12:00 Noon (New York time) on the date required, and, if given by telephone, promptly confirmed in writing to the Administrative Agent (which original written or telephonic notice the Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay, without premium or penalty, the Loans on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 (or such lesser amount as may be agreed to by the Administrative Agent) and integral multiples of $100,000 in excess of that amount; PROVIDED, HOWEVER, that Loans may only be prepaid on the expiration of the Interest Period applicable thereto. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iii).

                  (ii)     MANDATORY PREPAYMENTS.

                  (a) PREPAYMENTS FROM ASSET SALES. (I) No later than the second Business Day following the date of receipt by the Borrower of Cash Proceeds of any Asset Sale, the Borrower shall prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Loans in an amount equal to the greater of the (i) Assigned Value of the asset subject to such Asset Sale and (ii) the sum of (x) the Net Cash Proceeds of such Asset Sale and (y) the Value of any non-Cash Proceeds of such Asset Sale. Concurrently with any prepayment of the Loans pursuant to this subsection 2.4B(ii)(a), the Borrower shall deliver to the Administrative Agent an Officers' Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof. In the event that the Borrower shall, at any time after receipt of Cash Proceeds of any Asset Sale requiring a prepayment pursuant to this subsection 2.4B(ii)(a), determine that the prepayments previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4B(ii)(a), the Borrower shall promptly make an additional prepayment of the Loans, as the case may be, in the manner described above in an amount equal to the amount of any such deficit, and the Borrower shall concurrently therewith deliver to the Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit. Any mandatory prepayment pursuant to this subsection 2.4B(ii)(a) shall be applied as specified in subsection 2.4B(iii).

                  (b)      PREPAYMENTS   DUE  TO  INSURANCE   AND   CONDEMNATION
PROCEEDS. On or prior to the 270th day following the date of receipt of any cash payments under any of the casualty insurance policies covering damage to or loss of property maintained pursuant to subsection 5.4 or otherwise resulting from damage to or loss of all or any portion of the Collateral or any other tangible asset (net of actual and documented reasonable costs incurred in connection with adjustment and settlement thereof and in connection with the reinvestment of proceeds permitted hereby, "INSURANCE PROCEEDS") or any proceeds resulting from the taking of assets by the power of eminent domain, condemnation or otherwise (net of actual and documented reasonable costs incurred by Borrower in connection with adjustment and settlement thereof and in connection with the reinvestment of proceeds permitted hereby, "CONDEMNATION PROCEEDS," and collectively with Insurance Proceeds, "PROCEEDS") (other than proceeds applied pursuant to subsection 2.4B(ii)(c)) and so long as at the time of receipt of such proceeds there shall exist no Potential Event of Default or Event of Default, the Borrower may reinvest such Proceeds in property substantially similar to the property so damaged or lost so long as the Administrative Agent receives a first priority perfected security interest in such property pursuant to documentation acceptable to the Administrative Agent, the property is duly leased to Atlas pursuant to the applicable Lease and the Administrative Agent receives all documents and opinions in connection therewith that it may reasonably request, including, without limitation, an opinion from counsel that the Borrower as lessor and the Administrative Agent as the assignee under the Lease are entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to such property. If, 270 days after receipt of any such Proceeds, the Borrower has not reinvested such Proceeds as described above or if at the time of receipt of such proceeds or at the time of reinvestment there shall exist a Potential Event of Default or an Event of Default then the Borrower shall immediately prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Loans by an amount equal to the amount of such proceeds not so reinvested. Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iii). Until such time as such proceeds are reinvested or applied to repay Loans, all such proceeds shall be held by the Administrative Agent in a cash collateral account with the Administrative Agent as security for the Obligations pursuant to a cash collateral agreement in form and substance satisfactory to the Administrative Agent and providing that such proceeds may be invested in Cash or Cash Equivalents at the direction of the Borrower with any earnings thereon being for the account of the Borrower.

                  (c) PREPAYMENTS DUE TO AN EVENT OF LOSS. No later than the earlier of (x) the second Business Day following the date of receipt by Holdings or any of its Subsidiaries of any Insurance Proceeds or Condemnation Proceeds with respect to an AFL III Aircraft or a Spare Engine or (y) 180 days following an Event of Loss with respect to an AFL III Aircraft or a Spare Engine, Borrower shall prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Loans by an amount equal to the greater of the (i) Assigned Value of such AFL III Aircraft or Spare Engines and (ii) the Insurance Proceeds or Condemnation Proceeds, as the case may be, received with respect to such AFL III Aircraft or Spare Engines; PROVIDED that the Borrower shall not be required to make a prepayment pursuant to this subsection 2.4B(ii)(c) with respect to any proceeds applied pursuant to Section 4(f)(iv)(A) or 4(f)(vi)(B) of any Aircraft Chattel Mortgage.

                  (d) PREPAYMENTS UNDER LEASES. On any date on which the Borrower receives any prepayments of rent or other amounts pursuant to the terms of any Lease, the Borrower shall prepay, without premium or penalty (other than pursuant to subsection 2.6), the outstanding principal amount of Loans in an amount equal to such prepayment of rent.

                  (e) REPAYMENTS AND PREPAYMENTS OF DEFERRED AMOUNTS. The Deferred Amount shall be due and payable as follows:

                  (i) in the event that Atlas shall not have initiated a D-Check for at least six of the Specified Aircraft by January 31, 2005, the Deferred Amount shall be repaid on January 31, 2005 by an amount equal to the product of the Deferred Amount at such time and the percentage set forth below opposite the number of D-Checks initiated on or before January 31, 2005, in the chart below:

           D-Checks Initiated                      Percentage
           ------------------                      ----------

                    5                                  25%

                    4                                  50%

                    3                                  75%

                2 or less                             100%

                  (ii) in the event that Atlas shall not have initiated a D-Check for all seven of the Specified Aircraft on or before April 1, 2005 or completed such D-Checks and all such Specified Aircraft remain airworthy on or before May 31, 2005, the Deferred Amount shall be repaid on April 1, 2005 or May 31, 2005, as the case may be, by an amount equal to an additional 25% of the Initial Deferred Amount specified in clause (i) above;

                  (iii) in the event that the D-Check for any of the Specified Aircraft which had been initiated on or before January 31, 2005 is not completed by March 31, 2005 or any such Specified Aircraft is not airworthy on such date, the Deferred Amount shall be repaid on March 31, 2005 by an amount equal to the product of the Initial Deferred Amount and the percentage set forth below opposite the number of D-Checks in respect of Specified Aircraft which have been completed on or before March 31, 2005 and which Specified Aircraft remain airworthy on such date in the chart below:

              D-Checks Completed
            and Aircraft Airworthy                     Percentage
            ----------------------                     ----------

                      5                                    25%

                      4                                    50%

                      3                                    75%

                  2 or less                               100%

                  (iv) on each Accelerated Deferred Amount Payment Date, the Borrower shall prepay the Deferred Amount by an amount equal to the Accelerated Deferred Payment Amount for such Accelerated Deferred Amount Payment Date; PROVIDED that not more than $9,000,000 in the aggregate shall be required to be repaid under this clause (iv) in any Relevant Period;

                  (v) on the Loan Repayment Date on which the outstanding principal amount of the Loans is required to be repaid in full, the Borrower shall repay the Deferred Amount then outstanding in full; and

                  (vi) on the Final Maturity Date, the Borrower shall repay the Deferred Amount then outstanding in full.

                  (f) On each Loan Repayment Date from the period January 1, 2006 to, and including, December 31, 2007, to the extent there is a Deferred Amount outstanding on such date (and in addition to the principal payments required pursuant to Schedule 2.4), the Borrower shall make a mandatory prepayment equal to the lesser of (i) $167,000 and (ii) the Deferred Amount outstanding at such time.

                  (iii)    APPLICATION OF PREPAYMENTS.

                  (a) APPLICATION OF VOLUNTARY PREPAYMENTS BY TYPE OF LOANS AND ORDER OF MATURITY. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied ratably among the Tranche A Loans and the Tranche B Loans based on the outstanding principal amount of the Loans of such Tranche as compared to the total outstanding principal amount of all Loans. All voluntary prepayments of the Loans pursuant to subsection 2.4B(i) shall be applied pro rata to all scheduled amortization payments.

                  (b) APPLICATION OF MANDATORY PREPAYMENTS OF LOANS. Any mandatory prepayments of the Loans pursuant to subsection 2.4B(ii) shall be applied ratably among the

Tranche A Loans and the Tranche B Loans based on the outstanding principal amount of the Loans of such Tranche as compared to the total outstanding principal amount of all Loans; PROVIDED, that in the event of a prepayment pursuant to subsection 2.4B(ii)(a) such prepayment shall be applied FIRST to the Loans relating to such AFL III Aircraft or Spare Engine Pool that were the subject of the Asset Sale on a PRO RATA basis based on the outstanding principal amount of each Loan as compared to the total outstanding principal amount of all Loans relating to such AFL III Aircraft or Spare Engine Pool and SECOND, ratably among the Loans relating to all other AFL III Aircraft and Spare Engine Pools on a PRO RATA basis based on the outstanding principal amount of the Loan being prepaid as compared to the total outstanding principal amount of all Loans relating to all other AFL III Aircraft and Spare Engine Pools. Any mandatory prepayments of the Loans pursuant to subsection 2.4B(ii)(b) or (c) shall be applied to the Loans relating to the particular AFL III Aircraft or Spare Engine Pool, retained by the Borrower and/or applied ratably among the Loans relating to all other AFL III Aircraft and Spare Engine Pools in accordance with such sections. All mandatory prepayments of the Loans pursuant to subsection 2.4B(ii) shall be applied to scheduled amortization payments in inverse order of maturity.

                  (c) APPLICATION TO DEFERRED AMOUNTS. All voluntary and mandatory prepayments of the Loans pursuant to this Agreement (other than pursuant to subsection 2.4A) shall be applied first to the prepayment of the Deferred Amount until the Deferred Amount shall have been paid in full and thereafter to the prepayment of the other Loans.

                  C.       GENERAL PROVISIONS REGARDING PAYMENTS.

                  (i) MANNER AND TIME OF PAYMENT. All payments by the Borrower of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, set-off or counterclaim, free of any restriction or condition, and delivered to the Administrative Agent not later than 12:00 Noon (New York time) on the date due at the Funding and Payment Office for the account of the Lenders. Funds received by the Administrative Agent after that time on such due date shall be deemed to have been paid by the Borrower on the next succeeding Business Day. The Borrower hereby authorizes the Administrative Agent to charge its accounts with the Administrative Agent in order to cause timely payment to be made to the Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                  (ii)     APPLICATION  OF PAYMENTS TO PRINCIPAL  AND  INTEREST.
All payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

                  (iii) APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments in respect of Tranche A Loans shall be apportioned among all outstanding Tranche A Loans to which such payments relate, in each case proportionately to each Tranche A Lender's respective Tranche A Pro Rata Share. Aggregate principal and interest payments in respect of Tranche B Loans shall be apportioned among all outstanding Tranche B Loans to which such payments relate, in each case proportionately to each Tranche B Lender's respective Tranche B Pro Rata Share. The Administrative Agent shall promptly distribute to each Lender, at its address set forth below its name on the signature page hereof or at such other address as such Lender may request, its Tranche A Pro Rata Share of all such payments received by the Administrative Agent in respect of Tranche A Loans, and its Tranche B Pro Rata Share of all such payments received by the Administrative Agent in respect of Tranche B Loans.

                  (iv) PAYMENTS ON BUSINESS DAYS. Except as otherwise provided herein, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

                  (v) NOTATION OF PAYMENT. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; PROVIDED, that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of the Borrower hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

                  2.5      USE OF PROCEEDS.

                  A. LOANS. The proceeds of the Loans were used to finance the purchase and renovation of the AFL III Aircraft and the Spare Engines Pools.

                  B. MARGIN REGULATIONS. No portion of the proceeds of any Loans under this Agreement were used by the Borrower in any manner that might cause the Loan or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System, or any other regulation of such Board, or to violate the Exchange Act, in each case as in effect on the date or dates of such Loan and such use of proceeds.

                  2.6      SPECIAL PROVISIONS GOVERNING LOANS.

                  Notwithstanding any other provisions of this Agreement to the contrary, the following provisions shall govern with respect to Loans as to the matters covered:

                  A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York time) on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and to each Lender.

                  B.       INABILITY TO DETERMINE  APPLICABLE  INTEREST RATE. In
the event that the Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Loans, that, by reason of circumstances affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, the Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and to each Lender of such determination, whereupon (i) no Loans may be incurred until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, or until the Borrower, the Administrative Agent and the Lenders agree upon a Substitute Basis in accordance with subsection 2.6G and (ii) the rate of interest applicable to any Affected Loans then outstanding shall be determined in accordance with subsection 2.6G.

                  C. ILLEGALITY OR IMPRACTICABILITY OF LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with the Borrower and the Administrative Agent) that the maintaining or continuation of its Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement that materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each other Lender). Thereafter, (a) the obligation of the Affected Lender to make Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) the Affected Lender's obligation to maintain its outstanding Loans (the "AFFECTED LOANS") shall be suspended until such notice shall be withdrawn by the Affected Lender, and (c) the parties shall follow the procedures set forth in subsection 2.6G with respect to the Affected Loans so long as, if following such procedures, the maintaining of such Loans is lawful. Nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans in accordance with the terms of this Agreement.

                  D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. The Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or reemployment of such funds) that such Lender may sustain: (i) if any prepayment or other principal payment occurs on a date prior to the last day of an Interest Period applicable to such Loan, (ii) if any prepayment of any of its Loans is not made on any date specified in a notice of prepayment given by the Borrower, or (iii) as a consequence of any other default by the Borrower in the repayment of its Loans when required by the terms of this Agreement.

                  E. BOOKING OF LOANS. Any Lender may make, carry or transfer Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

                  F. ASSUMPTIONS CONCERNING FUNDING OF LOANS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; PROVIDED, HOWEVER, that each Lender may fund each of its Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

                  G. SUBSTITUTE BASIS. During the 30 days following the date of any notice given to the Borrower pursuant to subsections 2.6B and 2.6C, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith in order to arrive at a mutually acceptable alternative basis for determining the interest rate from time to time applicable to the affected Loans (the "SUBSTITUTE BASIS"). If, within the 30 days following the date of any such notice to the Borrower, the Administrative Agent, the Lenders and the Borrower shall agree upon a Substitute Basis, such Substitute Basis shall be retroactive to and effective from the first day of the then current Interest Period until and including the last day of such Interest Period. If, after 30 days from the date of such notice, the Lenders and the Borrower shall have failed to agree upon a Substitute Basis, then each Lender shall certify in writing to the Borrower through the Administrative Agent (such certification to be conclusive and binding on all of the parties hereto absent manifest error) the interest rate at which such Lender is prepared to make or maintain its affected Loan for such Interest Period, it being understood that such Lender's interest rate shall be at a rate per annum equal to the sum of the Applicable Margin plus, a rate which adequately and fairly reflects the cost to such Lender of obtaining the funds necessary to maintain its affected Loan for such Interest Period, such interest rate to be retroactive to and effective from the first day of such Interest Period. If no Substitute Basis is established, upon receipt of notice of the interest rates at which the Lenders are prepared to make or maintain their respective affected Loans, the Borrower shall have the right, exercisable upon ten Business Days' prior notice to any Lender through the Administrative Agent, (A) to continue to borrow Loans at the interest rates so advised by the respective Lenders (as such rates may be modified, from time to time, at the outset of each subsequent Interest Period) or (B) to prepay in full the Affected Loans of any Lender, together with accrued interest thereon at the interest rate certified in writing by such Lender as provided above, whereupon such Affected Loans shall become due and payable on the date specified by the Borrower in such notice. In determining the actual interest rate per annum to be charged on any Loan, the Substitute Basis or the interest rate advised by the respective Lenders to apply to a Loan in accordance with the provisions of this subsection 2.6G shall be increased to the rate per annum obtained by dividing the Substitute Basis or such advised interest rate by a percentage equal to 100% MINUS the then stated maximum rate of all required reserve requirements under applicable law (including any marginal, emergency, supplemental, special or other reserves) and applicable on the date of determination of such interest rate to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time (or any successor category of liabilities under Regulation D).

                  2.7      INCREASED COSTS, TAXES; CAPITAL ADEQUACY.

                  A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B, in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any change in the rate of Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                  (ii) imposes, modifies or holds applicable any reserve (including, without limitation, any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

                  (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, the Borrower shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to the Borrower (with a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  B.       WITHHOLDING OF TAXES.

                  (i) PAYMENTS TO BE FREE AND CLEAR. All sums payable by the Borrower under this Agreement and the other Loan Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax (excluding, except as provided in subsection 2.7B(ii)(e), any Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments.

                  (ii) GROSSING-UP OF PAYMENTS. If the Borrower or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by the Borrower to the Administrative Agent or any Lender under any of the Loan Documents:

                  (a) the Borrower shall notify the Administrative Agent of any such requirement or any change in any such requirement as soon as the Borrower becomes aware of it;

                  (b) the Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on the Borrower) for its own account or (if that liability is imposed on the Administrative Agent or such Lender, as the case may be) on behalf of and in the name of the Administrative Agent or such Lender;

                  (c) the sum payable by the Borrower in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, the Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made;

                  (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, the Borrower shall deliver to the Administrative Agent certified copies of tax receipts evidencing such payment by the Borrower or other evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; and

                  (e) if any amounts are payable in respect of Taxes pursuant to subsection 2.7B(ii)(c), the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for Taxes imposed on or measured by the overall net income of such Lender and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to subsection 2.7B(ii)(c), and in respect of any amounts paid to or on behalf of such Lender pursuant to this subsection 2.7B(ii)(e).

                  (iii)    EVIDENCE OF EXEMPTION FROM U.S. WITHHOLDING TAX.

                  (a) Each Lender that is not a United States person (as such term is defined in section 7701(a)(30) of the Internal Revenue Code) (for purposes of this subsection 2.7B(iii), a "NON-U.S. LENDER") shall deliver to the Administrative Agent for transmission to the Borrower, on or prior to the Restatement Effective Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender that was not a Lender hereunder immediately prior to such assignment or transfer), and, to the extent legally entitled to do so, at such other times as may be necessary in the determination of the Borrower or the Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or any successor forms), properly completed and duly executed by such Lender, certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to any payments to such Lender under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or any successor form), properly completed and duly executed by such Lender, certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                  (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such Lender shall (1) deliver to the Administrative Agent for transmission to the Borrower two new original copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to the benefits of any income tax treaty), or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption), as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments to such Lender under the Loan Documents or (2) immediately notify the Administrative Agent and the Borrower of its inability to deliver any such forms, certificates or other evidence, in which case such Lender shall not be required to deliver any such forms, certificates or other evidence pursuant to this subsection 2.7B(iii)(b).

                  (c) The Borrower shall not be required to pay any additional amount to any Non-U.S. Lender under clause (c) or (e) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of subsection 2.7B(iii)(a); PROVIDED, that if such Lender shall have satisfied such requirements on the Restatement Effective Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve the Borrower of its obligation to pay any additional amounts pursuant to clause (c) or (e) of subsection 2.7B(ii) in the event that such Lender complies with subsection 2.7B(ii)(b).

                  (d) Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this subsection 2.7, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in subsection 2.7B(ii) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar taxes.

                  (iv) If the Borrower pays any additional amount under this subsection 2.7B to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to the Borrower an amount that such Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, that was obtained by the Lender in such year as a consequence of such refund, reduction or credit; provided, however, that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a tax benefit; (ii) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any tax benefit with respect to which such Lender has made a payment to the Borrower pursuant to this subsection 2.7B(iv) shall be treated as a Tax for which the Borrower is obligated to indemnify such Lender pursuant to this subsection 2.7B(iv) without any exclusions or defenses; and (iii) nothing in this subsection 2.7B(iv) shall require the Lender to disclose any confidential information to the Borrower (including, without limitation, its tax returns).

                  C. CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or other obligations hereunder to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within ten Business Days after receipt by the Borrower from such Lender of the statement referred to in the next sentence, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to the Borrower (with a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  D.       SUBSTITUTE LENDERS. In the event that the Borrower is
required under the provisions of subsection 2.6C or this subsection 2.7 to make payments in a material amount to any Lender, the Borrower may, so long as, no Event of Default or Potential Event of Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement, so long as, concurrently with such termination, (i) the Borrower pays to that Lender all principal, interest and fees and other amounts (including, without limitation, amounts, if any, owed under subsection 2.6C or this subsection 2.7) owed to such Lender through such date of termination, (ii) another financial institution satisfactory to the Borrower and the Administrative Agent (or if the
Administrative  Agent  is  also  the  Lender  to be  terminated,  the  successor
Administrative Agent) agrees, as of such date, to become a Lender for all purposes under this

Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of the Administrative Agent (or if the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender have been received and approved by the Administrative Agent as of such date.

                  2.8      OBLIGATION OF LENDERS TO MITIGATE.

                  Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under subsection 2.7, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Affected Loan of such Lender through another lending office of such Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances that would cause such Lender to be an Affected Lender would cease to exist or the additional amounts that would otherwise be required to be paid to such Lender pursuant to subsection 2.7 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Loans or the interests of such Lender; PROVIDED, that such Lender will not be obligated to utilize such other lending office pursuant to this subsection 2.8 unless the Borrower agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other lending office as described in clause (i) above. A certificate as to the amount of any such expenses payable by the Borrower pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive absent manifest error.

                                   SECTION 3.

                    CONDITIONS TO RESTATEMENT EFFECTIVE DATE

                  3.1      CONDITIONS TO EFFECTIVENESS.

                  The effectiveness of this Agreement and the obligation of the Lenders to maintain the Loans are subject to the satisfaction of all of the following conditions:

                  (i) each of the parties hereto shall have executed and delivered counterparts of this Agreement to Administrative Agent;

                  (ii) the Borrower shall have delivered to Lenders (or to Administrative Agent for Lenders) executed originals of the Notes, duly executed in accordance with subsection 2.1B, drawn to the order of each Lender and with appropriate insertions;

                  (iii)    the    Borrower    shall   have   to   delivered   to
Administrative Agent the following, each, unless otherwise noted, dated the Restatement Effective Date:

                           (a) certified copies of the certificate of incorporation (or equivalent organizational document) of the Borrower and Atlas, together with a good standing certificate from the Secretary of State of the state of organization and each other state in which the Borrower and Atlas are qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such states, each dated a recent date prior to the Restatement Effective Date;

                           (b) copies of the bylaws of the Borrower and Atlas, certified in each case as of the Restatement Effective Date by its corporate secretary or an assistant secretary;

                           (c) resolutions of the Board of Directors of the Borrower and Atlas approving and authorizing the execution, delivery and performance of this Agreement and the other documents contemplated by the Transaction certified as of the Restatement Effective Date by the corporate secretary or assistant secretary of the Borrower and Atlas as being in full force and effect without modification or amendment;

                           (d) signature and incumbency certificate of the officer of the Borrower and of Atlas executing this Agreement and any other Loan Documents;

                           (e)      a certificate  of an  authorized  officer of
                  (x) the Borrower, certifying that the conditions set forth in clauses (vii), (ix), (xv)(a), (xvi) and (xvii) of this subsection 3.1 are satisfied and (y) Atlas certifying that the conditions set forth in clause (xv)(b) of this subsection 3.1 are satisfied;

                           (f) the audited consolidated balance sheet of Holdings and its Subsidiaries as at December 31, 2003 and the related consolidated statements of income, stockholders equity and cash flows of Holdings and its Subsidiaries for the Fiscal Year then ended; and

                           (g) such other documents as Administrative Agent may reasonably request.

                  (iv) the Borrower shall have delivered to Administrative Agent a financial condition certificate executed by its Chief Executive Officer, Chief Financial Officer or Treasurer and dated the Restatement Effective Date, substantially in the form annexed hereto as Exhibit VII with appropriate attachments demonstrating that the Borrower is Solvent;

                  (v)      the  Administrative  Agent  shall have  received  (A)
originally executed copies of one or more favorable written opinions of Cahill Gordon & Reindel LLP, counsel for Borrower, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Restatement Effective Date and setting forth substantially the matters in the opinions designated in Exhibit IVA annexed hereto and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request, and
(B) the opinion of Cahill Gordon & Reindel LLP regarding Section 1110 of the Bankruptcy Code, dated the

Restatement Effective Date and setting forth substantially the matters in the opinions designated in Exhibit IVB annexed hereto;

                  (vi) the Administrative Agent shall have received executed copies of one or more favorable written opinions of the General Counsel of Holdings, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated the Restatement Effective Date, and setting forth substantially the matters in the opinions designated in Exhibit IVC annexed hereto;

                  (vii) the capital, organization, ownership and management structure of Holdings and its Subsidiaries and the form and substance of the ACMI Contracts and aircraft lease arrangements (including each Operating Lease), the Existing Indebtedness, the Atlas Fifth Amended and Restated Credit Facility and the Restructuring Documents (collectively, the "SPECIFIED INDEBTEDNESS") shall be as set forth in the Plan Documents with such modifications as shall have been approved in writing by the Administrative Agent and the Requisite Lenders and shall otherwise be satisfactory to the Administrative Agent and the Requisite Lenders;

                  (viii) the Atlas Fifth Amended and Restated Credit Facility shall have become effective in accordance with its terms;

                  (ix) on and as of the Restatement Effective Date, (A) neither Holdings nor any of its Subsidiaries shall have any Preferred Equity or any Indebtedness outstanding, except for (i) the Obligations and (ii) the Specified Indebtedness and (B) all of the Specified Indebtedness shall remain outstanding after giving effect to the Transaction and the other transactions contemplated hereby without any default or events of default existing thereunder or arising as a result of the Transaction and the other transactions contemplated hereby (except to the extent amended or waived by the parties thereto on terms and conditions reasonably satisfactory to the Administrative Agent and the Requisite Lenders);

                  (x) on or prior to the Restatement Effective Date, (i) there shall have been delivered to the Administrative Agent true and correct copies of the Plan of Reorganization, the Disclosure Statement, which Plan of Reorganization and Disclosure Statement shall, in each case, be in the form delivered to the Lenders prior to the execution and delivery of this Agreement and shall not have been amended or modified without the written consent of the Administrative Agent and each Lender, (ii) a Notice of Confirmation, in form and substance satisfactory to the Administrative Agent, shall have been entered into and (iii) all conditions precedent to the effective date of the Plan of Reorganization shall have been satisfied (and not waived without the consent of the Administrative Agent and the Requisite Lenders) to the satisfaction of the Administrative Agent and the Requisite Lenders;

                  (xi) on the Restatement Effective Date, (A) Holdings shall have duly authorized, executed and delivered the Holdings Guaranty substantially in the form of Exhibit XI (as amended, modified, restated and/or supplemented from time to time, the "HOLDINGS GUARANTY") guaranteeing all of the obligations of Atlas under the Leases as more fully provided therein and the Holdings Guaranty shall be in full force and effect and (B) each Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiaries Guaranty substantially in the form of Exhibit X (as amended, modified, restated and/or supplemented from time to time, the "SUBSIDIARIES GUARANTY"), guaranteeing all of the obligations of Atlas under the Leases as more fully provided therein, and the Subsidiaries Guaranty shall be in full force and effect;

                  (xii) on the Restatement Effective Date, an amendment to each Aircraft Chattel Mortgage in respect of each AFL III Aircraft and Spare Engine Pool substantially in the form of Exhibit IXC hereto (each an "AIRCRAFT CHATTEL MORTGAGE AMENDMENT") and any documents in connection therewith requested by the Administrative Agent shall have been duly authorized, executed and delivered, and each such Aircraft Chattel Mortgage, as so amended, shall be in full force and effect;

                  (xiii) on the Restatement Effective Date, a Lease in respect of each AFL III Aircraft and Spare Engine Pool and any documents in connection therewith requested by the Administrative Agent shall have been duly authorized, executed and delivered, and shall be in full force and effect;

                  (xiv) on the Restatement Effective Date, all reasonable and documented costs, fees and expenses, and all other compensation due to the Administrative Agent and the Lenders (including, without limitation, professional fees and expenses) shall have been paid to the extent then due and invoiced at least three Business Days prior to the Restatement Effective Date;

                  (xv) on the Restatement Effective Date, (a) all representations and warranties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects and no Potential Event of Default or Event of Default shall exist and (b) all representations and warranties in the Leases, the Holdings Guaranty and the Subsidiaries Guaranty shall be true and complete in all material respects and no Default or Event of Default, under and as defined in the Aircraft Leases, shall exist;

                  (xvi) except as otherwise disclosed in the Disclosure Statement or Holdings' filings with the SEC delivered prior to the execution and delivery of this Agreement by the Lenders, on the Restatement Effective Date, there shall be no actions, suits, proceedings or investigations pending or threatened (a) with respect to the Transaction or any documentation executed in connection therewith (including any Loan Document) or the transactions contemplated hereby and thereby, (b) with respect to any Existing Indebtedness or (c) which the Administrative Agent or the Requisite Lenders shall reasonably determine has had, or could reasonably be expected to have a Material Adverse Effect; and

                  (xvii) on or prior to the Restatement Effective Date, (i) all necessary governmental (domestic and foreign), regulatory and third party approvals and/or consents in connection with any Specified Indebtedness or the Transaction and otherwise referred to herein or therein shall have been obtained and remain in full force and effect and evidence thereof shall have been provided to the Administrative Agent, and (ii) all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction and the transactions contemplated by the Loan Documents or otherwise referred to herein or therein. Additionally, on the Restatement Effective Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the Transaction or otherwise referred to herein or therein.

                  To the extent that any of the conditions set forth in this subsection 3.1 requires that any document, action or condition be satisfactory to the Agent, the Lenders or the Requisite Lenders, or a determination by any such Person(s), unless such Person(s) shall have given the Borrower written notice within (5) five days of the Confirmation Date that such document, action or condition is not satisfactory to such Person(s), or that such Person(s) have made such determination, as the case may be, such document, action or condition shall be deemed to be satisfactory or such determination shall be deemed not to have been made, as the case may be.

                                   SECTION 4.

                    BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Agreement, the Borrower represents and warrants to each Lender, on the Restatement Effective Date, that the following statements are true, correct and complete:

                  4.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND SUBSIDIARIES.

                  A. ORGANIZATION AND POWERS. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and to carry out the transactions contemplated thereby.

                  B. QUALIFICATION AND GOOD STANDING. The Borrower is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

                  C.       SUBSIDIARIES. The Borrower has no Subsidiaries.

                  D. COLLATERAL DOCUMENTS. The security interests created in favor of the Administrative Agent under the Collateral Documents have at all times from and after the Initial Borrowing Date under and as defined in the Existing Credit Agreement constituted and will continue to constitute, as security for the obligations purported to be secured thereby, a legal, valid and enforceable first priority perfected security interest in and a Lien on all of the Collateral referred to therein in favor of the Administrative Agent for the benefit of the Lenders, perfected and prior to the rights of all third persons in accordance with the requirements of all applicable Collateral Documents including, without limitation, all Liens and security interests in the cash proceeds (or in the indubitable equivalent thereof) of the administrative priority claim, in the amount, if any, required to cure a monetary default (as described in Bankruptcy Code Section 1110(a)(2)(B)) provided under the Stipulation Providing for Section 1110(b) Extension

Regarding Intercompany Lease N505MC, approved by order of the Bankruptcy Court dated April 22, 2004. The Borrower has good and marketable title to its Collateral, and all such Collateral is free and clear of all Liens except for Liens permitted by subsection 6.2. No consents, filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests purported to be created by any of the Collateral Documents, other than such as have been obtained and which remain in full force and effect and UCC financing statements to be filed, or delivered to the Administrative Agent for filing, on the Restatement Effective Date and periodic UCC continuation filings or as is specifically otherwise permitted by the terms of any applicable Collateral Document.

                  4.2      AUTHORIZATION, ETC.

                  A.       AUTHORIZATION.    The    execution,    delivery   and
performance of the Loan Documents have been duly authorized by all necessary corporate action on the part of the Borrower.

                  B. NO CONFLICT. The execution, delivery and performance by the Borrower of the Loan Documents and the consummation of the Transaction and the transactions contemplated by the Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to of the Borrower, the certificate or articles of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government binding on the Borrower, (ii) conflict with in any material respect, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of the Borrower, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower (other than any Liens created under any of the Loan Documents in favor of the Administrative Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower, except for such approvals or consents which will be obtained on or before the Restatement Effective Date, are disclosed in writing to the Lenders.

                  C. GOVERNMENTAL CONSENTS. The execution, delivery and performance by the Borrower of the Loan Documents and the consummation of the Transaction and the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body which has not been obtained or made on or prior to the date required to be obtained or made unless waived by Administrative Agent in accordance with this Agreement.

                  D. BINDING OBLIGATION. Each of the Loan Documents has been duly executed and delivered by the Borrower and is the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  4.3      FINANCIAL CONDITION.

                  A. The Borrower has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheet of Holdings and its Subsidiaries as at
December  31,  2002,  and  the  related   consolidated   statements  of  income,
stockholders' equity and cash flows of Holdings and its Subsidiaries for the Fiscal Year then ended and (ii) the unaudited consolidated balance sheets of Holdings and its Subsidiaries as at March 31, 2004, and the related consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for the fiscal quarter then ended. All such statements were prepared in conformity with GAAP and fairly present the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and year-end adjustments. Holdings and its Subsidiaries do not have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Atlas or of Holdings and its Subsidiaries taken as a whole.

                  B. Except as fully disclosed in the financial statements delivered pursuant to subsection 4.3A, there were, as of the Restatement Effective Date, no liabilities or obligations with respect to Holdings and its Subsidiaries or to the Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) that, either individually or in aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole but excluding the Borrower, or to the Borrower on a stand-alone basis. As of the Restatement Effective Date, neither Holdings nor its Subsidiaries knows of any basis for the assertion against it or, in the case of Atlas, against it or its Subsidiaries, of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to subsection 4.3A that, either individually or in the aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole but excluding the Borrower, or to the Borrower on a stand-alone basis.

                  4.4      NO MATERIAL  ADVERSE  CHANGE;  NO  RESTRICTED  JUNIOR
PAYMENTS.

                  Except as otherwise disclosed in the Disclosure Statement or Holdings' filings with the SEC delivered prior to the execution and delivery of this Agreement by the Lenders, since December 31, 2003, (i) no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect and (ii) the Borrower has not directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 6.5.

                  4.5      TITLE TO PROPERTIES, LIENS.

                  A. The Borrower has (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of the properties and assets reflected in the financial statements referred to in subsection 4.3, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 6.6. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

                  B. Each AFL III Aircraft operated in the United States has a current and valid airworthiness certificate issued by the FAA pursuant to the Federal Aviation Act in effect and is in such condition as may be necessary to enable the airworthiness certificate to be maintained in good standing. Each Engine has a rated takeoff horsepower greater than 750 horsepower, or the equivalent of such horsepower. Each AFL III Aircraft operated in the United States is registered with the FAA in the name of Borrower, and Borrower has authority to operate such AFL III Aircraft. Borrower has good title to such AFL III Aircraft, free and clear of all Liens other than Liens permitted by subsection 6.2.

                  4.6      LITIGATION, ADVERSE FACTS.

                  Except as otherwise disclosed in the Disclosure Statement or Holdings' filings with the SEC delivered prior to the execution and delivery of this Agreement by the Lenders, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of the Borrower) at law or in equity or in admiralty or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any property of Holdings or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. The Borrower is not (i) in violation of any applicable laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (ii) subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  4.7      PAYMENT OF TAXES.

         Except to the extent permitted by subsection 5.3, all returns, statements, forms and reports for taxes (the "RETURNS") of the Borrower required to be filed by any of them have been timely filed with the appropriate taxing authority, and all taxes, assessments, fees and other governmental charges upon the Borrower and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. The Borrower does not know of any proposed tax assessment against the Borrower which is not being actively contested by it in good faith and by appropriate proceedings; PROVIDED, that such reserves or other appropriate provisions, if any, for liabilities for taxes as shall be required in conformity with GAAP shall have been made or provided in the financial statements of the Borrower. Except as set forth in SCHEDULE 4.7, there is no action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Borrower, threatened by any authority regarding any Taxes relating to the Borrower.

                  There are no agreements with respect to taxes between the Borrower and any tax agency or authority.

                  4.8      PERFORMANCE OF AGREEMENTS.

                  A. The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

                  B. The Borrower is not a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  4.9      GOVERNMENTAL REGULATION.

                  The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

                  4.10     SECURITIES ACTIVITIES.

                  The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

                  4.11     COMPLIANCE WITH ERISA.

                  The Borrower has no qualified retirement plans under Section 401(k) of the Internal Revenue Code nor medical benefit plans. The Borrower has never sponsored, maintained, contributed to (or had an obligation to contribute to) any Employee Benefit Plans.

                  4.12     CERTAIN FEES.

                  No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and the Borrower hereby indemnifies the Lenders against, and agrees that it will hold the Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

                  4.13     ENVIRONMENTAL PROTECTION.

                  A. All Facilities and operations of the Borrower are, and have been to the best of the Borrower's knowledge, in compliance in all material respects with all Environmental Laws.

                  B. Except as otherwise disclosed in the Disclosure Statement or Holdings' filings with the SEC made prior to the execution and delivery of this Agreement to the Lenders, there are no, and have been no, conditions, occurrences, or Hazardous Materials Activity (a) arising at any Facilities or at any other location or (b) arising in connection with the operations of the Borrower (including the transportation of Hazardous Materials in accordance with applicable regulations), which conditions, occurrences or Hazardous Materials Activity could reasonably be expected to form the basis of an Environmental Claim against the Borrower and which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  C. To the best of the Borrower's knowledge, there are no pending or threatened Environmental Claims against the Borrower, and the Borrower has not received any notices, inquiries, or requests for information with respect to any Environmental Claims which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  4.14     EMPLOYEE MATTERS.

                  There  is  no  strike  or  work   stoppage  in   existence  or
threatened, involving the Borrower that could reasonably be expected to have a Material Adverse Effect.

                  4.15     SOLVENCY.

                  The Borrower is Solvent.

                  4.16     DISCLOSURE.

                  No representation or warranty of the Borrower contained in any Loan Document or in any other document, certificate or written statement furnished to the Lenders by or on behalf of the Borrower for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower, in the case of any document not furnished by the Borrower) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to the Borrower (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

                  4.17     SECTION 1110.

                  (i) The Borrower, as Lessor under the Leases, is entitled to the protection of Section 1110 of the Bankruptcy Code with respect to each AFL III Aircraft and Spare Engine in the event of a case under Chapter 11 of the Bankruptcy Code in which the Lessee is a debtor.

                  (ii) The Administrative Agent will be entitled to the protection of Section 1110 of the Bankruptcy Code with respect to each AFL III Aircraft and Spare Engine in the event of a case under Chapter 11 of the Bankruptcy Code in which the Lessee is a debtor upon the exercise of the Administrative Agent's remedies under each Aircraft Chattel Mortgage.

                  (iii) All assumptions made by the appraisers with respect to the AFL III Aircraft and Spare Engines in the appraisals delivered to the Administrative Agent that would affect any Approved Appraiser's determinations as set forth in such appraisal shall be true and correct as of the Restatement Effective Date with respect to each AFL III Aircraft and Spare Engine.

                  4.18     SPECIAL PURPOSE CORPORATION.

                  Except as contemplated by this Agreement, the Borrower has no assets or liabilities.

                  4.19     REPRESENTATIONS AND WARRANTIES IN DOCUMENTS.

                  All representations and warranties of the Borrower set forth in the Loan Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Restatement Effective Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  4.20     LEASES.

                  The Leases are in full force and effect and are leases for U.S. federal income tax purposes of the lessor and the lessee thereunder.

                                   SECTION 5.

                              AFFIRMATIVE COVENANTS

                  Borrower covenants and agrees that, until payment in full of all of the Loans and other Obligations unless Requisite Lenders shall otherwise give prior written consent, the Borrower shall perform all covenants in this
Section 5.

                  5.1      FINANCIAL STATEMENTS AND OTHER REPORTS.

                  The Borrower will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. The Borrower will deliver to Administrative Agent:

                  (i)      [Intentionally Omitted.];

                  (ii) QUARTERLY FINANCIALS: as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each Fiscal Year beginning with the Fiscal Year ending December 31, 2005, (a) the balance sheet of the Borrower as at the end of such fiscal quarter and the related statement of income, stockholders' equity and cash flows of the Borrower for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, if applicable, in reasonable detail and certified by the chief financial officer of the Borrower that they fairly present the financial condition of the Borrower as at the dates indicated and the results of its operations and cash flows for the periods indicated, subject to changes resulting from audit and year-end adjustments;

                  (iii) YEAR-END FINANCIALS: as soon as available and in any event within 90 days after the end of each Fiscal Year beginning with the Fiscal Year ending December 31, 2005, (a) the balance sheet of the Borrower as at the end of such Fiscal Year and the related statement of income, stockholders' equity and cash flows of the Borrower for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, if applicable, in reasonable detail and certified by the chief financial officer of the Borrower that they fairly present the financial condition of the Borrower as at the dates indicated and the results of their operations and their cash flows for the periods indicated, and (b) in the case of such financial statements, a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by the Borrower and satisfactory to Administrative Agent, which report (x) for Fiscal Year 2005 and each subsequent Fiscal Year thereafter shall express no doubts about the ability of the Borrower to continue as a going concern, (y) in all cases shall be unqualified as to scope of audit, and (z) shall state that such consolidated financial statements fairly present the consolidated financial position of the Borrower as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (iv) OFFICERS' AND COMPLIANCE CERTIFICATES: together with each delivery of financial statements of the Borrower pursuant to subdivisions (ii) and (iii) above, (a) an Officers' Certificate of the Borrower stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable quarterly and annual accounting periods with the restrictions contained in Section 6;

                  (v) NOTICE UNDER LEASES: within 3 Business Days, all notices and other information or documents delivered or received under any of the Leases by the lessor pursuant to Section 19 of the Leases, including, without limitation, all additional financial statements and reports delivered pursuant to Section 6(a) of the Leases;

                  (vi)     [Intentionally Omitted.];

                  (vii)    ACCOUNTANTS'  REPORTS:  promptly upon receipt thereof
         copies  of  any  comment  letter   submitted  by  such  accountants  to
         management in connection with their annual audit or a special audit;

                  (viii) EVENTS OF DEFAULT, ETC.: promptly upon any officer of the Borrower obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken affirmative action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to the Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 7.2, or (c) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action the Borrower has taken, is taking and proposes to take with respect thereto;

                  (ix) LITIGATION OR OTHER PROCEEDINGS: promptly upon any officer of the Borrower obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting the Borrower or any property of the Borrower (collectively, "PROCEEDINGS") not previously disclosed in writing by the Borrower to the Lenders or (Y) any material development in any Proceeding that, in any case:

                           (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or

                           (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

         written notice thereof together with such other information as may be reasonably available to the Borrower to enable Lenders and their counsel to evaluate such matters;

                  (x) INSURANCE: as soon as practicable and in any event within 30 days following the first day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by the Borrower and all material insurance coverage planned to be maintained by the Borrower in such Fiscal Year;

                  (xi) ENVIRONMENTAL AUDITS AND REPORTS: as soon as practicable following receipt thereof, copies of all environmental audits and reports, whether prepared by personnel of the Borrower or by independent consultants, with respect to significant environmental matters at any Facility or which relate to an Environmental Claim which could result in a Material Adverse Effect; and

                  (xii) OTHER INFORMATION: with reasonable promptness, such other information and data with respect to the Borrower as from time to time may be reasonably requested by Administrative Agent or any Lender.

                  5.2      CORPORATE EXISTENCE.

                  Except as permitted under subsection 6.6, the Borrower will at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business.

                  5.3      PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.

                  A. The Borrower will pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty, fine or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty fine or interest shall be incurred with respect thereto; PROVIDED that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, with respect to any liability for taxes, as shall be required in conformity with GAAP shall have been made therefore in the financial statements of the Borrower.

                  B. The Borrower will not file or consent to the filing of any consolidated income tax return with any Person (other than with any Subsidiary of Holdings).

                  5.4      MAINTENANCE OF PROPERTIES; INSURANCE.

                  The Borrower will maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of the Borrower and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. The Borrower will maintain or cause to be maintained, with insurers of recognized responsibility and reputation, insurance with respect to its properties and business against loss or damage (including, without limitation, flood insurance, if necessary or advisable) of the kinds customarily carried or maintained under similar circumstances by corporations engaged in similar businesses and the Borrower will, with respect to each AFL III Aircraft and Spare Engine, maintain the insurance specified in the Aircraft Chattel Mortgage with respect to such AFL III Aircraft or Spare Engine.

                  The Borrower may self-insure, by way of deductible or equivalent structures or provisions in insurance policies, the risks required to be insured against pursuant to this subsection 5.4 in such reasonable amounts as are then applicable to other similar aircraft or spare engines in the Borrower's fleet, and as are not substantially greater than amounts self-insured by corporations engaged in the same or similar business and similarly situated with the Borrower; PROVIDED, HOWEVER, that Borrower may not self-insure in an amount in excess of $1,000,000 per AFL III Aircraft without the prior written consent of Administrative Agent.

                  5.5      INSPECTION; LENDER MEETING.

                  The Borrower will permit any authorized representatives designated by any Lender to visit and inspect any of the properties of the Borrower, including its and their financial and accounting records, and, with the permission of the Borrower which shall not be unreasonably withheld, to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that the Borrower may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested; PROVIDED that so long as no Event of Default shall have occurred and be continuing, such inspection shall not be disruptive to the Borrower's business, as reasonably determined by the Borrower. Within 150 days after the end of the 2004 Fiscal Year, and within 120 days after the end of each Fiscal Year thereafter, senior management of the Borrower shall participate in a meeting of Lenders during which senior management will review, among other matters, the financial results of the Borrower for such Fiscal Year and outline the prospects for the Borrower for the current Fiscal Year and report on any major changes in the business strategy of the Borrower anticipated to occur during the term of this Agreement.

                  5.6      COMPLIANCE WITH LAWS, ETC.

                  The Borrower will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, Environmental Laws), noncompliance with which could reasonably be expected to cause a Material Adverse Effect.

                  5.7      ENVIRONMENTAL INDEMNITY.

                  The Borrower agrees to indemnify, defend, and hold harmless Administrative Agent and Lenders, and the officers, directors, employees, agents and affiliates of Administrative Agent and Lenders from and against any and all losses, claims, liability or expenses arising in connection with Environmental Claims against the Borrower or with any Hazardous Materials Activity.

                  5.8      BORROWER'S   REMEDIAL  ACTION   REGARDING   HAZARDOUS
MATERIALS.

                  The Borrower will promptly take any and all necessary remedial action in connection with the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on, under or about any Facility in order to comply with all applicable Environmental Laws and Governmental Authorizations to the extent that any failure to take such action could reasonably be expected to have a Material Adverse Effect. In the event the Borrower is required to undertake any remedial action with respect to any Hazardous Materials on, under or about any

Facility, the Borrower will conduct and complete such remedial action in compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, the Borrower's liability for such presence, storage, use, disposal, transportation or discharge of any Hazardous Materials is being contested in good faith by the Borrower.

                  5.9      MAINTENANCE CONTRACTS.

                  Subject to Section 10 of the Leases the Borrower shall maintain contracts with respect to the maintenance of each AFL III Aircraft sufficient to insure compliance with the Federal Aviation Act.

                  5.10     EMPLOYEE BENEFIT PLANS.

                  The Borrower will not establish or permit to be established any Employee Benefit Plans for the Borrower or any of its employees.

                  5.11     FURTHER ASSURANCES.

                  At any time or from time to time upon the request of Administrative Agent, the Borrower will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent may reasonably request in order to effect fully the purposes of the Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement, the Notes and the other Loan Documents.

                  5.12     PERFORMANCE OF OBLIGATIONS.

                  The Borrower will perform all of its obligations under the terms of each Lease, Collateral Document and Loan Document, contract or instrument by which it is bound.

                  5.13     CORPORATE SEPARATENESS.

                  The Borrower will take all such action as is necessary to keep its operations separate and apart from those of Holdings or any of its Affiliates, including, without limitation, ensuring that all customary corporate formalities, including the maintenance of separate corporate records and documents and holding regular meetings, are followed. Any financial statements distributed to any creditors of the Borrower shall clearly establish the corporate separateness of the Borrower from Holdings and each of Holdings' other Subsidiaries. The Borrower shall not take any action or conduct its affairs in a manner that is likely to result in the corporate existence of the Borrower on the one hand and of Holdings or any Subsidiary of Holdings on the other hand being disregarded, or in the assets and liabilities of Holdings or any Subsidiary of Holdings being substantively consolidated with those of the Borrower in a bankruptcy, reorganization or other insolvency proceeding. The Borrower shall have at all times at least one Independent Director who shall be satisfactory to the Administrative Agent. The Borrower shall maintain its principal executive office separate from Holdings or any of its Affiliates, which may be subleased from Holdings on an arm's-length basis or maintained as provided in the Service Agreement.

                  The Borrower shall pay out of its own funds fees for its directors and salaries of its officers and employees, and shall promptly reimburse any Affiliate for any services provided to the Borrower by such Affiliate; PROVIDED, HOWEVER, that Atlas may advance funds on behalf of the Borrower to pay for the expenses of its organization and funding. All such advances shall be duly and properly recorded and promptly repaid as intercompany advances. The Borrower shall not commingle any of its funds or other assets with the funds or assets of any other entity or person. The Borrower will maintain separate bank accounts in its own name.

                  The assets of the Borrower shall be separately identified and segregated. All of the Borrower's assets shall at all times be held by or on behalf of the Borrower, and, if held on behalf of the Borrower by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by the Borrower. In no event shall any of the Borrower's assets be held by Holdings or by any other Affiliate. The Borrower shall pay from its assets all obligations and indebtedness of any kind incurred by the Borrower, and shall not pay from its assets any obligations or indebtedness of any other entity or person. The liabilities of the Borrower will be separately managed from those of any Affiliate, and all liabilities, including all administrative expenses, shall be paid from its own separate assets; PROVIDED, HOWEVER, that the Borrower will be included, to the extent permitted by law, in the affiliated group of corporations of which Holdings is the "common parent" for federal income tax returns filed for such affiliated group by Holdings.

                  5.14     CRAF Program.

                  To the extent any of the AFL III Aircraft or any component thereof are leased or under contract to the United States or any agency or instrumentality thereof pursuant to the Civil Reserve Air Fleet Program established pursuant to 10 U.S.C. 9511-13 (as administered pursuant to Executive Order 1268, or any substitute regulation or order), or a similar program, the Borrower shall use its reasonable best efforts to take such actions as the Administrative Agent may reasonably request to ensure that the Administrative Agent, for the benefit of the Lenders, (i) is a loss payee under any insurance policy or indemnity granted to the Borrower or any of its affiliates by the United States or any agency or instrumentality thereof and/or (ii) has a perfected security interest in the proceeds of any payments made by the United States or any agency or instrumentality thereof pursuant to any such insurance policy or indemnity.

                                   SECTION 6.

                          BORROWER'S NEGATIVE COVENANTS

                  The Borrower covenants and agrees that, until payment in full of all of the Loans and other Obligations, unless Requisite Lenders shall otherwise give prior written consent, the Borrower shall perform all covenants in this Section 6.

                  6.1      INDEBTEDNESS.

                  The Borrower shall not, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except that the Borrower may become and remain liable with respect to the Obligations.

                  6.2      LIENS AND RELATED MATTERS.

                  A. PROHIBITION ON LIENS. The Borrower shall not, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of the Borrower, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, except for Permitted Encumbrances.

                  B. NO NEGATIVE PLEDGES. The Borrower shall not enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

                  6.3      INVESTMENTS; JOINT VENTURES.

                  The Borrower shall not, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except that the Borrower may make and own Investments in Cash Equivalents; PROVIDED, that (x) the weighted average maturity of all Investments in Cash Equivalents shall not exceed twelve months, (y) no more than 10% of the Borrower's Investments in Cash Equivalents shall be in a single security or issuer (other than U.S. treasuries, U.S. government agency obligations and money market funds), and (z) no more than 50% of the Borrower's Investments in Cash Equivalents shall be in a single U.S. treasury or U.S. government agency security.

                  6.4      CONTINGENT OBLIGATIONS.

                  The Borrower shall not, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation.

                  6.5      RESTRICTED JUNIOR PAYMENTS.

                  The Borrower shall not, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; PROVIDED, that (x) the Borrower may make payments pursuant to the Service Agreement in an aggregate annual amount not to exceed $400,000 per annum; and
(y) so long as no Event of Default or Potential Event of Default has occurred and is continuing, or would result therefrom, within five Business Days of any payment made under any of the Leases by Atlas to the Borrower, to the extent that such payment is in excess of amounts owing to the Lenders under the Loan Documents, the Borrower may distribute such excess amounts to Atlas as a dividend, to the extent that the Borrower, after giving effect to such dividend, has no other liabilities and maintains a reserve of Cash or Cash Equivalents adequate to fund all expenses of the Borrower (exclusive of payments under the Loan Documents) to be incurred during the next four quarters following such dividend.

                  6.6 RESTRICTION ON FUNDAMENTAL CHANGES, ASSET SALES, ACQUISITIONS, NEW SUBSIDIARIES.

                  The Borrower shall not enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or any portion of the business, property or assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person or establish any Subsidiary, except that the Borrower may (i) sell no more than (4) four AFL III Aircraft; PROVIDED that (t) no Potential Event of Default or Event of Default exists at the time of such Asset Sale or results therefrom; (u) such Asset Sale is to a Person that is not an Affiliate of the Borrower; (v) at the time of such Asset Sale there is no agreement of any kind between or among the Persons party to such Asset Sale that the AFL III Aircraft subject to such Asset Sale is part of any sale leaseback or similar transaction to which the Borrower is party to; (w) the AFL III Aircraft subject to such Asset Sale shall not be part of any sale leaseback transaction to which the Borrower is party to for at least six months after the consummation of such Asset Sale; (x) the consideration received for such AFL III Aircraft shall be in an amount at least equal to the fair market value thereof; (y) the consideration received from such AFL III Aircraft shall be at least 75% Cash with the remaining consideration other than Cash to be evidenced by a note or similar financial instrument; and
(z) the Loans are repaid in accordance with the requirements of said subsection 2.4B(iii)(b) and (ii) sell, lease or dispose of assets so long as such transaction is effected in accordance with Section 4(d) or 4(e) of the Aircraft Chattel Mortgages or subsection 9.21 of this Agreement.

                  6.7      AMENDMENTS OF MATERIAL AGREEMENTS.

                  The Borrower shall not permit (i) its certificate of incorporation or bylaws to be amended or otherwise modified in any manner or
(ii) any Lease to be amended or otherwise modified in any manner (other than any amendment or modification which may be required to give effect to any transaction permitted by subsection 6.6(i) or subsection 9.21 of this Agreement).

                  6.8      RESTRICTION ON LEASES.

                  The Borrower shall not become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, whether such lease be an Operating Lease or a Capital Lease.

                  6.9      TRANSACTION WITH SHAREHOLDERS AND AFFILIATES.

                  The Borrower shall not, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with Holdings of any Subsidiary of Holdings or with any other Affiliate of the Borrower; PROVIDED, that the foregoing restriction shall not apply to (i) reasonable and customary fees paid to and indemnification of members of the Board of Directors of the Borrower, (ii) reasonable and customary salaries, bonuses and other compensation paid to and indemnification of employees of the Borrower, (iii) the Leases and (iv) the Service Agreement providing for the rendering of accounting, administration and office services by Atlas to the

Borrower on terms consistent with the terms of similar agreements between unrelated parties, in an aggregate amount not to exceed $400,000 per annum.

                  6.10     CONDUCT OF BUSINESS.

                  (a) From and after the Initial Borrowing Date under and as defined in the Existing Credit Agreement, the Borrower shall not engage in any business other than in connection with owning the AFL III Aircraft and Spare Engines or any replacement aircraft and spare engines and leasing of the AFL III Aircraft and Spare Engines or any replacement aircraft and spare engines to Atlas, and will have no material assets (other than Cash, Cash Equivalents, the AFL III Aircraft and Spare Engines or any replacement aircraft and spare engines, and the Leases) or liabilities (other than the Loans and other liabilities that are expressly permitted hereunder); PROVIDED, HOWEVER, that replacement aircraft and spare engines may be substituted for AFL III Aircraft and Spare Engines only in accordance with the applicable Aircraft Chattel Mortgage.

                  (b) The Borrower shall not take any action or enter into any transaction that requires the approval of the Independent Director without the consent of the Independent Director.

                                   SECTION 7.

                                EVENTS OF DEFAULT

                  If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

                  7.1      FAILURE TO MAKE PAYMENTS WHEN DUE.

                  Failure by the Borrower to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or failure by the Borrower to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

                  7.2      DEFAULT UNDER LEASE.

                  Any Aircraft Lease shall at any time be terminated (other than by its terms) or cease to be in full force and effect (other than by its terms), or there shall exist a Default or a Lease Event of Default under, and as defined in, any of the Aircraft Leases; or

                  7.3      BREACH OF CERTAIN COVENANTS.

                  Failure of the Borrower to perform or comply in any material respect with any term or condition contained in subsections 2.5, 5.1(ix), 5.2, 5.13, 6.1, 6.2, 6.5, 6.6, 6.7 or 6.10 of this Agreement or in clauses (i) and
(ii) of Section 4(c), Section 4(d) or Section 4(g) of any Aircraft Chattel Mortgage; or

                  7.4      BREACH OF WARRANTY.

                  Any representation, warranty, certification or other statement made by the Borrower in any Loan Document or in any statement or certificate at any time given by the Borrower in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

                  7.5      OTHER DEFAULTS UNDER LOAN DOCUMENTS.

         The Borrower shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 7, and such default shall not have been remedied or waived within 15 days after the earlier of (a) an officer of the Borrower becoming aware of such default or (b) receipt by the Borrower of notice from the Administrative Agent or any Lender of such default; or

                  7.6      INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

                  (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Borrower under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Borrower for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Borrower, and any such event described in this clause
(ii) shall continue for 60 days unless dismissed, bonded or discharged; or

                  7.7      VOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC.

                  (i) The Borrower shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Borrower shall make any assignment for the benefit of creditors; or (ii) the Borrower shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of the Borrower (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

                  7.8      JUDGMENTS AND ATTACHMENTS.

                  Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $5,000,000 or (ii) in the aggregate at any time an amount in excess of $10,000,000 (in either case, not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Borrower or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

                  7.9      DISSOLUTION.

                  Any order, judgment or decree shall be entered against the Borrower decreeing the dissolution or split up of the Borrower and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

                  7.10     CHANGE IN CONTROL.

                  Atlas shall cease to own beneficially and to control all of the issued and outstanding shares of capital stock of the Borrower; or

                  7.11     FAILURE OF SECURITY.

                  Any Collateral Document shall, at any time, cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or the validity or enforceability thereof shall be contested in writing by the Borrower, or the Administrative Agent shall not have or shall cease to have a valid security interest in any Collateral purported to be covered thereby, perfected and with the priority required by the relevant Collateral Document, for any reason, subject only to Liens permitted under the applicable Collateral Documents or the Borrower, as lessor under a Lease or the Administrative Agent, as assignee of the Borrower's rights under such Lease, shall cease to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the rights and remedies under such Lease; or

                  7.12     LOSS OF UNITED STATES CITIZEN STATUS.

                  The Borrower for any reason ceases to be a United States Citizen; or

                  7.13     EQUITY ISSUANCE.

                  Within 10 Business Days of an Equity Lender providing Atlas an Instruction Letter, such Equity Lender shall have received its proportionate number of shares (calculated as of the Restatement Effective Date by such Equity Lender) of Holdings Common Stock which in the aggregate for all Equity Lenders shall be an amount equal to 1.266% of the equity value of Holdings (prior to giving effect to any employee compensation plan), on terms specified in the Plan of Reorganization:

THEN (I) (i) upon the occurrence of any Event of Default described in subsection
7.6 or 7.7, each of (a) the unpaid principal amount of and accrued interest on the Loans and (b) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower and (ii) upon the occurrence and during the continuation of any other Event of Default, the Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to the Borrower, declare all or any portion of the amounts described in clauses (a) and (b) above to be, and the same shall forthwith become, immediately due and payable and (II) upon the occurrence of any Event of Default, the Administrative Agent, upon the written request of the Requisite Lenders, shall, by written notice to the Borrower, enforce all of the Liens and security interests created pursuant to the Collateral Documents and exercise all other remedies at law or in equity or in admiralty available under the Loan Documents.

                  If, at any time within 60 days after an acceleration of the Loans pursuant to the preceding paragraph, the Borrower shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case that is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 9.6, then Requisite Lenders, by written notice to the Borrower, may at their option rescind and annul such acceleration and its consequences, but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind the Lenders to a decision that may be made at the election of Requisite Lenders and are not intended to benefit the Borrower and do not grant to the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                                   SECTION 8.

                            THE ADMINISTRATIVE AGENT

                  8.1      APPOINTMENT.

                  Deutsche Bank Trust Company Americas is hereby appointed as Administrative Agent hereunder and under the other Loan Documents, and each Lender hereby authorizes the Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. The Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this
Section 8 are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have rights as a third-party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower.

                  8.2      POWERS AND DUTIES; GENERAL IMMUNITY.

                  A. POWERS; DUTIES SPECIFIED. Each Lender irrevocably authorizes the Administrative Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender, and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

                  B.       NO   RESPONSIBILITY   FOR   CERTAIN   MATTERS.    The
Administrative Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Administrative Agent to Lender or by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrower or any other Person liable for the payment of any Obligations, nor shall the Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

                  C. EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, partners, employees or agents shall be liable to the Lenders for any action taken or omitted by the Administrative Agent under or in connection with any of the Loan Documents except to the extent caused by their respective gross negligence or willful misconduct. If the Administrative Agent shall request instructions from the Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, Administrative Agent shall be entitled to refrain from such act or taking such action unless and until Administrative Agent shall have received instructions from Requisite Lenders. Without prejudice to the generality of the foregoing, (i) the Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Borrower), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders. The Administrative Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of Requisite Lenders.

                  D. ADMINISTRATIVE AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Administrative Agent in its individual capacity as a Lender hereunder. With respect to its participations in the Loans, the Administrative Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  8.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.

                  Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries (including the Borrower) in connection with the transactions contemplated hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Holdings and its Subsidiaries (including the Borrower). The Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of the Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and the Administrative Agent shall not have responsibility with respect to the accuracy of or the completeness of any information provided to the Lenders.

                  8.4      RIGHT TO INDEMNITY.

                  Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify the Administrative Agent (and its respective affiliates and partners), to the extent that the Administrative Agent shall not have been reimbursed by the Borrower, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent, in any way relating to or arising out of this Agreement or the other Loan Documents; PROVIDED, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

                  8.5      COLLATERAL DOCUMENTS.

                  Without limiting the generality of subsection 8.1, each Lender hereby further authorizes the Administrative Agent to enter into the Collateral Documents as secured party on behalf of and for the benefit of such Lender and agrees to be bound by the terms of each of the Collateral Documents; PROVIDED, that, except as otherwise provided below, the Administrative Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Collateral Document without prior written consent of Requisite Lenders. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the collateral under any Collateral Document, it being understood and agreed that all powers, rights and remedies under the Collateral Documents may be exercised solely by the Administrative Agent for the benefit of the Lenders in accordance with the terms thereof. Each Lender hereby authorizes the Administrative Agent (i) to release or subordinate Collateral as permitted or required under this Agreement or the Collateral Documents, and agrees that a certificate executed by the Administrative Agent evidencing such release of Collateral shall be conclusive evidence of such release as to any third party, (ii) to enter into any amendments of the Collateral Documents to cure any ambiguity, defect or inconsistency or to amend provisions relating to ministerial or administrative matters that do not materially adversely affect the rights of the Lenders thereunder, and (iii) in the event that an AFL III Aircraft or Spare Engine is subject to a Dry Lease permitted by Section 7(g)(9) of the Leases (as amended), to enter into amendments, supplements, or other modifications of the Collateral Documents relating to such AFL III Aircraft or Spare Engine for the purpose of permitting such lease and requiring the Lessee to grant a security interest in favor of the Borrower in such lease and requiring the Borrower to grant a security interest in favor of the Lenders in such Dry Lease and other reasonably related changes.

                  8.6      SUCCESSOR ADMINISTRATIVE AGENT.

                  The Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the Lenders and the Borrower. Upon any such notice of resignation, Requisite Lenders shall have the right, upon consultation with the Borrower, to appoint a successor Administrative Agent. Upon the acceptance of any appointment hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the earlier of (x) the acceptance of any appointment hereunder by a successor Administrative Agent and (y) 30 days after the written notice described in the first sentence of this subsection 8.6, the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                   SECTION 9.

                                  MISCELLANEOUS

                  9.1      ASSIGNMENTS AND PARTICIPATIONS IN LOANS.

                  A.       GENERAL. Each Lender shall have the right at any time
(i) to sell, assign or transfer to any Eligible Assignee, or (ii) to sell participations to any Person in, all or any part of any Loan or Loans made by it or any other interest herein or in any other Obligations owed to it, so long as no such sale, assignment, transfer or participation shall, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; PROVIDED, that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by the Administrative Agent and recorded in the Register as provided in subsection 9.1B(ii). Except as otherwise provided in this subsection 9.1, no Lender shall, as between the Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of the Loans, or the other Obligations owed to such Lender.

                  B.       ASSIGNMENTS.

                  (i) AMOUNTS AND TERMS OF ASSIGNMENTS. Each Loan or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate or Related Fund of the assigning Lender or another Lender, with the giving of notice to the Borrower and the Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Loans, and other Obligations of the assigning Lender) to any other Eligible Assignee with the giving of notice to the Borrower and with the consent of the Administrative Agent and so long as no Default or Event of Default has occurred and is continuing, the Borrower (which consent shall not be unreasonably delayed or withheld). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Loans, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,000 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to the Administrative Agent pursuant to subsection 2.7B(iii)(a); PROVIDED, HOWEVER, that such processing fee shall not be required where the assignee is an existing Lender. Upon such execution, delivery and acceptance from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such

Lender shall cease to be a party hereto). The Loans hereunder shall be modified to reflect the Loans of such assignee and any remaining Loan of such assigning Lender and the assigning Lender may, upon the effectiveness of such assignment, surrender its applicable Notes to the Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee substantially in the form of
EXHIBIT IIA or EXHIBIT IIB annexed hereto, as appropriate, with appropriate insertions, to reflect the outstanding Loans of the assignee and/or the assigning Lender.

                  (ii) ACCEPTANCE BY ADMINISTRATIVE AGENT; RECORDATION IN REGISTER. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 9.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to the Administrative Agent pursuant to subsection 2.7B(iii)(a), the Administrative Agent shall, if such Assignment Agreement has been completed and is in substantially the form of EXHIBIT V hereto, and if the Administrative Agent has consented to the assignment evidenced thereby to the extent that such consent is required pursuant to subsection 9.1B(i), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of the Administrative Agent to such assignment),
(b) record the information contained therein in the Register and (c) give prompt notice thereof to the Borrower. The Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 9.1B(ii).

                  C. PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the Final Maturity Date of any Loan allocated to such participation, (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation or (iii) a release of Collateral, and all amounts payable by the Borrower hereunder (including, without limitation, amounts payable to such Lender pursuant to subsections 2.6D and 2.7) shall be determined as if such Lender had not sold such participation. The Borrower and each Lender hereby acknowledge and agree that, solely for purposes of subsection 9.5, (a) any participation will give rise to a direct obligation of the Borrower to the participant and (b) the participant shall be considered to be a "Lender."

                  D. ASSIGNMENTS TO FEDERAL RESERVE BANKS AND OTHERS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 9.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to (i) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank or (ii) if such Lender is a "fund", to any holders of obligations owed or securities issued by such fund as security for such obligations or securities, or to any trustee for, or any representative of, such holders; PROVIDED, that (i) no Lender shall, as between the Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank or lender be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

                  E. INFORMATION. Each Lender may furnish any information concerning the Borrower in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 9.19.

                  9.2      EXPENSES.

                  Whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents; (ii) all the costs of furnishing all opinions by counsel for the Borrower (including, without limitation, any opinions requested by the Lenders as to any legal matters arising hereunder) and of the Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents, including, without limitation, with respect to confirming compliance with environmental and insurance requirements;
(iii) the reasonable fees, expenses and disbursements of counsel to the Administrative Agent in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any consents, amendments, waivers or other modifications hereto or thereto and any other documents or matters requested by the Borrower; (iv) all the costs and expenses of creating and perfecting the Liens in favor of the Administrative Agent for the benefit of the Lenders pursuant to the Loan Documents, including filing and recording fees and expenses, title insurance, fees and expenses of counsel for providing such opinions as the Lenders may reasonably request and fees and expenses of legal counsel to the Administrative Agent (including local counsel);
(v) all other actual and reasonable costs and expenses incurred by the Administrative Agent in connection with the Loans and the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby; and (vi) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by the Administrative Agent and the Lenders in enforcing any Obligations of or in collecting any payments due from the Borrower hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

                  9.3      INDEMNITY.

                  In addition to the payment of expenses pursuant to subsection 9.2, whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to defend, indemnify, pay and hold harmless the Administrative Agent and the Lenders, and the officers, directors, partners, employees, agents and affiliates of the Administrative Agent and the Lenders (collectively called the "INDEMNITEES") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including, without limitation, securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including, without limitation, the use or intended use of the proceeds of any of the Loans) or the statements contained in the commitment letter delivered by any Lender to the Borrower with respect thereto (collectively called the "INDEMNIFIED LIABILITIES"); PROVIDED, that the Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

                  9.4      SET-OFF.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to that Lender under this Agreement, the Notes, and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes, or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 7 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

                  9.5      RATABLE SHARING.

                  The Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify the Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; PROVIDED, that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of the Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. The Borrower expressly consent to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

                  9.6      AMENDMENTS AND WAIVERS.

                  A. No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; PROVIDED, that any such amendment, modification, termination, waiver or consent that: reduces the principal amount of any of the Loans; changes any Lender's Tranche A Pro Rata Share or Tranche B Pro Rata Share; changes in any manner the definition of "Requisite Lenders;" changes in any manner any provision of this Agreement that, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the Final Maturity Date (but not the date of any scheduled installment of principal) of any of the Loans; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2D) or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; releases all or substantially all of the Collateral; or changes in any manner the provisions contained in this subsection 9.6 shall be effective only if evidenced by a writing signed by or on behalf of all Lenders to whom are owed Obligations being directly affected by such amendment, modification, termination, waiver or consent. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 7 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender that is the holder of that Note, and (iii) no amendment, modification, termination or waiver of any provision of Section 8 or of any other provision of this Agreement that, by its terms, expressly requires the approval or concurrence of the Administrative Agent shall be effective without the written concurrence of such Administrative Agent. No change shall be made (x) to subsection 2.4B without the consent of the holders of a majority of principal of the Tranche A Loans or Tranche B Loans, respectively, and (y) to subsection 2.4B(iii) without the consent of the holders of a majority of principal of each of the Tranche A Loans and Tranche B Loans. The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 9.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by the Borrower, upon the Borrower. Notwithstanding anything contained to the contrary in this subsection 9.6A, the Aircraft Chattel Mortgages may be amended in the manner and for the purpose set forth in subsection 9.21 without the consents required by this subsection 9.6A.

                  B. If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by the proviso in the first sentence of this subsection 9.6, the consent of Requisite Lenders is obtained but consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower may, so long as all non-consenting Lenders are so treated, elect to terminate such Lender as a party to this Agreement, so long as, concurrently with such termination, (i) the Borrower shall pay to that Lender all principal, interest and fees and other amounts owed to such Lender through such date of termination,
(ii) another financial institution satisfactory to the Borrower and the Administrative Agent (or if the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and
(iii) all documents and supporting materials necessary, in the judgment of the Administrative Agent (or if the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender shall have been received and approved by the Administrative Agent as of such date.

                  9.7      INDEPENDENCE OF COVENANTS.

                  All covenants under this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

                  9.8      NOTICES.

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; PROVIDED, that notices to the Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to the Borrower and the Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to the Administrative Agent.

                  9.9      SURVIVAL   OF    REPRESENTATIONS,    WARRANTIES   AND
AGREEMENTS.

                  A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                  B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreement of the Borrower set forth in subsections 2.6D, 2.7, 9.2, 9.3 and 9.4 and the agreements of the Lenders set forth in subsections 8.2C, 8.4 and 9.5 shall survive the payment of the Loans, and the termination of this Agreement.

                  9.10     FAILURE   OR   INDULGENCE   NOT   WAIVER;    REMEDIES
CUMULATIVE.

                  No failure or delay on the part of the Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  9.11     MARSHALLING; PAYMENTS SET ASIDE.

                  Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that the Borrower makes a payment or payments to the Administrative Agent or Lenders (or to the Administrative Agent for the benefit of the Lenders), or the Administrative Agent or Lenders enforce any security interests or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law, the law of admiralty or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred.

                  9.12     SEVERABILITY.

                  In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  9.13     OBLIGATIONS  SEVERAL;  INDEPENDENT NATURE OF LENDERS'
RIGHTS.

                  The obligations of the Lenders hereunder are several and no Lender shall be responsible for the obligations of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

                  9.14     HEADINGS.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  9.15     APPLICABLE LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  9.16     SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders (it being understood that the Lenders' rights of assignment are subject to subsection
9.1). Neither the Borrower's rights or obligations hereunder nor any interest therein may be assigned or delegated by the Borrower without the prior written consent of all Lenders.

                  9.17     CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  ALL JUDICIAL  PROCEEDINGS BROUGHT AGAINST THE BORROWER ARISING
OUT  OF OR  RELATING  TO  THIS  AGREEMENT  OR ANY  OTHER  LOAN  DOCUMENT  OR ANY
OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION (SUBJECT TO ANY RIGHT TO APPEAL TO A COURT IN THE STATE OF NEW YORK). The Borrower hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the Borrower at its address provided in subsection 9.8, such service being hereby acknowledged by the Borrower to be sufficient for personal jurisdiction in any action against the Borrower in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower in the courts of any other jurisdiction.

                  9.18     WAIVER OF JURY TRIAL.

                  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE

MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  9.19     CONFIDENTIALITY.

                  (a) Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by the Borrower in accordance with such Lender's customary procedures for handling confidential information of this nature, it being understood and agreed by the Borrower that in any event a Lender may make disclosures to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender and who is subject to this confidentiality provision, or, reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participation therein or as required or requested by any governmental or regulatory agency (including, without limitation, the National Association of Insurance Commissioners) or representative thereof or pursuant to legal process or in accordance with any applicable law or regulation; PROVIDED, that, unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental or regulatory agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental or regulatory agency) for disclosure of any such non-public information prior to disclosure of such information; and PROVIDED FURTHER, that in no event shall any Lender be obligated or required to return any materials furnished by the Borrower.

         (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates or its investment advisors any information related to the Borrower (including, without limitation, any nonpublic customer information regarding the creditworthiness of such entities), PROVIDED that such Persons shall be subject to the provisions of this subsection 9.19 to the same extent as such Lender and shall only use such information in connection with matters relating to this Agreement.

         (c) The Borrower hereby represents and acknowledges that, to the best of its knowledge, neither the Administrative Agent nor any Lender, nor any employees or agents of, or other persons affiliated with, the Administrative Agent or any Lender, have directly or indirectly made or provided any statement (oral or written) to the Borrower or to any of their respective employees or agents, or other persons affiliated with or related to the Borrower (or, so far as the Borrower is aware, to any other person), as to the potential tax consequences of the transaction contemplated by this Agreement.

                  9.20 COUNTERPARTS; EFFECTIVENESS; EFFECT IF AGREEMENT DOES NOT BECOME EFFECTIVE.

         This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and the satisfaction (or waiver) of each of the conditions set forth in subsection 3.1. Until this Agreement becomes effective, the Existing Credit Agreement remains in full force and effect and, in the event this Agreement does not become effective on or before July 27, 2004, the execution and delivery of this Agreement shall be disregarded and this Agreement shall be deemed null and void for all purposes.

                  9.21     REPLACEMENT ENGINES AND AIRFRAMES.

                  A. Engines. So long as no Event of Default or Potential Event of Default has occurred and is continuing, the Borrower may, upon not less than five (5) Business Days' prior written notice to the Administrative Agent, replace any Engine that is the subject of an Aircraft Chattel Mortgage with another engine (the "REPLACEMENT ENGINE") meeting the requirements of the applicable Aircraft Chattel Mortgage. In addition the preceding sentence, any Replacement Engine shall be an engine that is the same or improved make and model as the Engine to be replaced, and that is suitable for installation and use on any Airframe, and that has a value, utility and remaining useful life (including with respect to hours and cycles remaining until overhaul) at least equal to the Engine to be replaced thereby.

                  The Lenders agree to release the Lien created by the applicable Aircraft Chattel Mortgage for any Engine to be replaced by a Replacement Engine promptly upon (i) presentation by the Borrower of documentation necessary to create a legal, valid and enforceable first priority security interest in and to the Replacement Engine, (ii) delivery to the Administrative Agent of an opinion of Cahill Gordon & Reindel LLP, or such other counsel as may be acceptable to the Administrative Agent, confirming that the Administrative Agent will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to such Replacement Engine free of all Liens (other than Permitted Encumbrances and the applicable Lease) and (iii) receipt of all other deliveries required by Section 4(f)(ii) of the applicable Aircraft Chattel Mortgage.

                  B. Airframes. So long as no Event of Default or Potential Event of Default has occurred and is continuing, the Borrower may, upon not less than 5 Business Days' prior notice to the Administrative Agent, replace any Airframe that is the subject of an Aircraft Chattel Mortgage with another airframe (the "REPLACEMENT AIRFRAME") meeting the requirements of the applicable Aircraft Chattel Mortgage and the requirements of an Acceptable Alternate Airframe; PROVIDED that, no more than two Airframes may be replaced by the Borrower pursuant to this subsection 9.21B. In addition to the requirements of the preceding sentence, any Replacement Airframe shall be an airframe that is the same or improved make and model as the Airframe to be replaced and that has a value, utility and remaining useful life (including with respect to hours and cycles remaining until overhaul) at least equal to the Airframe to be replaced thereby.

                  The Lenders agree to release the Lien created by the applicable Aircraft Chattel Mortgage for any Airframe to be replaced by a Replacement Airframe promptly upon (i) presentation by the Borrower of documentation necessary to create a legal, valid and enforceable first priority security interest in and to the Replacement Airframe, (ii) delivery to the Administrative Agent of an opinion of Cahill
Gordon & Reindel LLP, or such other counsel as may be acceptable to the Administrative Agent, confirming that the Borrower (and the Administrative Agent upon succeeding to the Borrower's interest in the applicable Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to such Replacement Airframe free of all Liens (other than Permitted Encumbrances and the applicable Lease) and (iii) receipt of all other deliveries required by Section 4(f)(ii) of the applicable Aircraft Chattel Mortgage.

                  C. Further Assurances. The Borrower shall, in addition to the actions required by the preceding subsections 9.21A and 9.21B, take all necessary actions to provide that the Borrower (and the Administrative Agent upon succeeding to the Borrower's interest in the applicable Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to each Replacement Engine and each Replacement Airframe, in each case free of all Liens (other than Permitted Encumbrances and the applicable LEASE).

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                    ATLAS FREIGHTER LEASING III, INC.

                    By: /s/ William C. Bradley
                        ----------------------------------
                        Name:  WILLIAM C. BRADLEY
                        Title: TREASURER & SECRETARY

                    Notice Address:

                    2000 Westchester Avenue
                    Purchase, New York 10577

                    Attention: Treasurer

                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                    as Administrative Agent

                    By: /s/ David J. Bell
                        ----------------------------------
                        Name:  David J. Bell
                        Title: Managing Director

                    Notice Address:

                    Deutsche Bank Trust Company Americas
                    60 Wall Street
                    New York, New York 10005

                    Attention: David J. Bell

                    CANPARTNERS INVESTMENTS IV, L.L.C.,
                    a California Limited Liability Company

                    By: /s/ Mitchell R. Julis
                        ----------------------------------
                        Name:  Mitchell R. Julis
                        Title: Authorised Signatory

                    CITADEL CREDIT TRADING LTD.

                    By: Citadel Limited Partnership, its Portfolio Manager
                    By: GLB Partners, L.P., its General Partner
                    By: Citadel Investment Group. L.L.C., its General Partner

                    By: /s/ Levoyd E. Robinson
                        ----------------------------------
                        Name:  Levoyd E. Robinson
                        Title: Managing Director

                    CITADEL EQUITY FUND LTD.

                    By: Citadel Limited Partnership, its Portfolio Manager
                    By: GLB Partners, L.P., its General Partner
                    By: Citadel Investment Group. L.L.C., its General Partner

                    By: /s/ Levoyd E. Robinson
                        ----------------------------------
                        Name:  Levoyd E. Robinson
                        Title: Managing Director

                    ELC (CAYMAN) LTD.
                    ELC (CAYMAN) LTD. CDO SERIES 1999-I
                    ELC (CAYMAN) LTD. 1999-II
                    ELC (CAYMAN) LTD. 1999-III
                    ELC (CAYMAN) LTD. 2000-I
                    ELC (CAYMAN) CDO I, LTD.
                    TRYON CLO LTD. 2000-I
                    SUFFIELD CLO, LIMITED


                    By: David L. Babson & Company Inc.

                        as Collateral Manager

                    By: /s/ Russell D. Morrison
                        ----------------------------------
                        Name:  Russell D. Morrison
                        Title: Managing Director

                    Fernwood Associates LLC
                    By: Intermarket Corp.

                    By: /s/ Robert Gaviglio
                        ----------------------------------
                        Name:  Robert Gaviglio
                        Title: Vice President

                    Fernwood Foundation
                    By: Intermarket Corp.

                    By: /s/ Robert Gaviglio
                        ----------------------------------
                        Name:  Robert Gaviglio
                        Title: Vice President

                    FERNWOOD RESTRUCTURINGS LIMITED

                    By: /s/ Robert Gaviglio
                        ----------------------------------
                        Name:  Robert Gaviglio
                        Title: Vice President

                    GMAC Commercial Finance LLC, successor by merger to GMAC Commercial Credit LLC

                    By: /s/ Stephen W. Arnold
                        ----------------------------------
                        Name:  Stephen W. Arnold
                        Title: V.P. Portfolio Manager

                    Indosuez Capital Funding III, Limited
                    by Indosuez Capital, as Portfolio Advisor

                    By: /s/ Charles Kobayashi
                        ----------------------------------
                        Name:  Charles Kobayashi
                        Title: Portfolio Manager

                    ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                    By: ING Investments, LLC
                        as its investment manager

                    By: /s/ Mark F. Haak
                        ----------------------------------
                        Name:  Mark F. Haak, CFA
                        Title: Vice President

                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                    By: ING Investments, LLC
                        as its investment manager

                    By: /s/ Mark F. Haak
                        ----------------------------------
                        Name:  Mark F. Haak, CFA
                        Title: Vice President

                    SEQUILS - PILGRIM I, LTD
                    By: ING Investments, LLC
                        as its investment manager

                    By: /s/ Mark F. Haak
                        ----------------------------------
                        Name:  Mark F. Haak, CFA
                        Title: Vice President

                    MERRILL LYNCH CLIENT PRODUCTS, LLC

                    [NAME OF LENDER]

                    By: /s/ Peter Chin
                        ----------------------------------
                        Name:  PETER CHIN
                        Title: VICE PRESIDENT

                    Addison CDO, Limited
                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor

                    By: /s/ Mohan V. Phansalkar
                        ----------------------------------
                        Name:  Mohan V. Phansalkar
                        Title: Managing Director

                    ATHENA CDO, LIMITED
                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor

                    By: /s/ Mohan V. Phansalkar
                        ----------------------------------
                        Name:  Mohan V. Phansalkar
                        Title: Managing Director

                    BEDFORD CDO, LIMITED
                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor

                    By: /s/ Mohan V. Phansalkar
                        ----------------------------------
                        Name:  Mohan V. Phansalkar
                        Title: Managing Director

                    CAPTIVA III FINANCE LTD.
                    as advised by Pacific Investment
                    Management Company LLC

                    By: /s/ David Dyer
                        ----------------------------------
                        David Dyer
                        Director

                    CAPTIVA IV FINANCE LTD.
                    as advised by Pacific Investment
                    Management Company LLC

                    By: /s/ David Dyer
                        ----------------------------------
                        David Dyer
                        Director

                    CATALINA CDO LTD.
                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor

                    By: /s/ Mohan V. Phansalkar
                        ----------------------------------
                        Name:  Mohan V. Phansalkar
                        Title: Managing Director

                    DELANO COMPANY
                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor

                    By: /s/ Mohan V. Phansalkar
                        ----------------------------------
                        Name:  Mohan V. Phansalkar
                        Title: Managing Director

                    JISSEKIKUN FUNDING, LTD.
                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor

                    By: /s/ Mohan V. Phansalkar
                        ----------------------------------
                        Name:  Mohan V. Phansalkar
                        Title: Managing Director

                    Restoration Holdings, Ltd

                    By: /s/ Pamela M. Lawrence
                        ----------------------------------
                        Name:  Pamela M. Lawrence
                        Title: Manager

                    RZB Finance LLC

                    By: /s/ Christoph Hoedl
                        ----------------------------------
                        Name:  CHRISTOPH HOEDL
                        Title: Vice President


                    By: /s/ John A. Valiska
                        ----------------------------------
                        Name:  John A. Valiska
                        Title: Group Vice President

                    TRS GANYMEDE LLC

                    By: /s/ Edward Schaffer
                        ----------------------------------
                        Name:  Edward Schaffer
                        Title: Vice President

                    Sankaty Credit Opportunities, L.P.

                    By: /s/ Diane Exter
                        ----------------------------------
                        Name:  Diane Exter
                        Title: Managing Director/Portfolio Manager

                    SANKATY HIGH YIELD PARTNERS II, L.P.

                    By: /s/ Diane Exter
                        ----------------------------------
                        Name:  Diane Exter
                        Title: Managing Director/Portfolio Manager

                    SANKATY HIGH YIELD PARTNERS III, L.P.

                    By: /s/ Diane Exter
                        ----------------------------------
                        Name:  Diane Exter
                        Title: Managing Director/Portfolio Manager

                    SANKATY HIGH YIELD PARTNERS II, L.P.

                    By: /s/ Diane Exter
                        ----------------------------------
                        Name:  Diane Exter
                        Title: Managing Director/Portfolio Manager

                    U.S. BANK NATIONAL ASSOCIATION

                    By: /s/ Dale L. Welke
                        ----------------------------------
                        Name:  Dale L. Welke
                        Title: Vice President